UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
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of the Securities Exchange Act of 1934

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NOVAVAX, INC.
(Name of registrant as specified in its charter)

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2025 proxy statement	25

Novavax, Inc. (Nasdaq: NVAX) tackles some of the world’s most significant health challenges by leveraging its scientific expertise in vaccines and its cutting-edge technology platform.
Novavax, a company based in Gaithersburg, Md., U.S., offers a differentiated vaccine platform that combines a recombinant protein approach, innovative nanoparticle technology and Novavax’s patented Matrix-M™ adjuvant to enhance the immune response.
Novavax’s corporate growth strategy is focused on delivering value through in-house early-stage R&D to build a pipeline of high-value assets using its proven technology while seeking to enter into partnerships to drive value creation for our R&D assets early in the development process and for our Matrix-M™ adjuvant. Novavax is advancing a pipeline of both late- and early-stage programs with a focus on potentially high-value areas with unmet medical need, compelling scientific rational and strong commercial opportunity. Novavax’s corporate growth strategy is supported by a lean and focused operating model.

NOVAVAX 2024 FINANCIALS AT A GLANCE
$1.0B	Cash position as of December 31, 2024[1]
$1.3B	Reduction in current liabilities over the last 2 years
40%	Decrease in operating expenses, as compared to 2023
1 Cash position includes cash, cash equivalents, marketable securities, restricted cash and accounts receivable.

LETTER FROM OUR CEO

DEAR NOVAVAX STOCKHOLDER:
You are cordially invited to our Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, June 20, 2025, beginning at 8:30 a.m. Eastern Time. In an effort to encourage greater stockholder participation at our Annual Meeting, this year’s Annual Meeting will be held in a virtual meeting format only. You can virtually attend the live webcast of the Annual Meeting at www.virtualshareholdermeeting.com/NVAX2025. We are pleased to also provide a copy of our 2024 Annual Report to Stockholders with this Proxy Statement.
Your vote is important, and we hope you will be able to attend the Annual Meeting. You may vote over the Internet, by telephone, or, if you requested printed proxy materials, by mailing a proxy card or voting instruction form. Please review the instructions for each of your voting options described in this Proxy Statement.
We look forward to seeing you at our Annual Meeting.

2024 was a transformative year for Novavax as we launched our growth strategy, shifting from COVID-19 vaccine commercialization to maximizing our technology platform through partnerships and pipeline expansion. In 2025, we are focused on streamlining operations, driving value through partnerships, and transitioning to a revenue model fueled by milestones and royalties, with a goal to build a leaner organization and return to our roots of innovation to tackle the world’s biggest health challenges.

Sincerely, JOHN C. JACOBS President and Chief Executive Officer April 29, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, JUNE 20, 2025
TO THE STOCKHOLDERS OF NOVAVAX, INC.:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Novavax, Inc., a Delaware corporation (the “Company,” “Novavax,” “we,” or “us”), will be held:

WHEN	VIRTUAL WEBCAST	RECORD DATE
Friday, June 20, 2025 8:30 a.m. Eastern Time	www.virtualshareholdermeeting.com/NVAX2025	Stockholders of record at the close of business on April 21, 2025 are entitled to notice of and to vote
Matters to Be Voted on at the Annual Meeting

Proposal
1	Election of three Class III directors to serve on the board of directors, each for a three-year term expiring at the 2028 Annual Meeting of Stockholders
2	Advisory vote to approve the compensation of our Named Executive Officers
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025
4	Transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof
The board of directors has fixed the close of business on April 21, 2025 (the “Record Date”) as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The following Proxy Statement is included with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2024, which contains financial statements and other information of interest to stockholders, and is being mailed or made available to our Record Date stockholders on or about April 29, 2025.

By Order of the Board of Directors, Mark J. Casey Executive Vice President, Chief Legal Officer and Corporate Secretary
Gaithersburg, Maryland
April 29, 2025

Whether or not you plan to attend the virtual webcast of the annual meeting, please promptly vote over the Internet or by telephone as per the instructions on the enclosed proxy or complete, sign and date the enclosed proxy and mail it promptly in the accompanying envelope. Postage is not needed if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS ANNUAL MEETING TO BE HELD ON JUNE 20, 2025

Our Notice of Annual Meeting, Proxy Statement, and Annual Report are available free of charge at www.virtualshareholdermeeting.com/NVAX2025

PROXY STATEMENT
Table of Contents

1	Proxy Summary
8	Board of Directors and Corporate Governance
8	Proposal 1—Election of Directors
8	Nominees for Election as Class III Directors
11	Directors Continuing as Class II Directors
13	Directors Continuing as Class I Directors
14	Information Regarding the Board and Corporate Governance Matters
14	Leadership Structure and Risk Oversight
17	Board Committees
22	Nomination Procedures
23	Corporate Governance Guidelines
23	Environmental, Social, and Governance (“ESG”) Matters
25	Stock Ownership Guidelines
25	Code of Conduct
25	Stockholder Communications with the Board of Directors
26	Certain Relationships and Related Transactions
26	Compensation Committee Interlocks and Insider Participation
26	Compensation of Directors
30	Executive Officers and Compensation
30	Proposal 2—Advisory Vote on Executive Compensation (Say-on-Pay)
31	Executive Officers
35	Compensation Discussion and Analysis
48	Compensation Committee Report
49	Executive Compensation Tables
49	Summary Compensation Table
50	Grants of Plan-Based Awards Table
52	Outstanding Equity Awards at 2024 Fiscal Year End
53	Options Exercised and Stock Vested

53	Overview of Employment and Change In Control Agreements
58	Potential Payments Upon Termination
60	2024 CEO Pay Ratio
60	Pay Versus Performance
67	Audit Matters
67	Proposal 3—Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025
67	Fees and Services
68	Audit Committee Pre-Approval Policies and Procedures
69	Audit Committee Report
70	Stock Ownership Information
70	Security Ownership of Certain Beneficial Owners and Management
72	Information about the Annual Meeting and Voting
78	Additional Information
79	Other Matters

PROXY SUMMARY

This summary represents only selected information. You should review the entire proxy statement before voting.
Novavax, Inc. 2025 Annual Meeting of Stockholders

WHEN	VIRTUAL WEBCAST	RECORD DATE
Friday, June 20, 2025 8:30 a.m. Eastern Time	www.virtualshareholdermeeting.com/NVAX2025	Stockholders of record at the close of business on April 21, 2025 are entitled to notice of and to vote

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

Proposal		Board Recommendation	See Page
1	Election of three Class III directors to serve on the board of directors, each for a three-year term expiring at the 2028 Annual Meeting of Stockholders	FOR all nominees	8
2	Advisory vote to approve the compensation of our Named Executive Officers	FOR	30
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR	67
HOW TO VOTE
Have your Notice of Internet Availability, proxy card, or voting instruction form in hand, with your 16-digit control number available. Even if you plan to attend the virtual meeting, please vote as soon as possible to ensure your shares are represented.

	Internet	Telephone	Virtual Device	Mail	During the Meeting
Registered Holders	Visit, 24/7 www.proxyvote.com	Dial toll-free, 24/7 1-800-690-6903	Scan the QR code available on your proxy card	Return a properly executed proxy card (if received by mail) in the postage-paid envelope provided	Attend the virtual meeting at www.virtualshareholder meeting.com/NVAX2025 and follow the instructions provided during the Annual Meeting
Beneficial Owners (holders in street name)
The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee, so please follow the voting instructions in the materials you receive
			Scan the QR code if one is provided by your broker, bank, or other nominee	Return a properly executed voting instruction form by mail, depending upon the methods your broker, bank, or other nominee makes available	Contact your broker, bank, or other nominee to request a legal proxy and voting instructions
Deadline	11:59 p.m. Eastern Time on June 19, 2025			Before the polls close at the Annual Meeting on June 20, 2025
NOTE ABOUT FORWARD-LOOKING STATEMENTS
Any statements in the discussion below and elsewhere in this Proxy Statement about expectations, beliefs, plans, objectives, assumptions, or future events or performance of the Company are not historical facts and are

NOVAVAX, INC. 2025 PROXY STATEMENT	1

Proxy Summary
forward-looking statements. Such forward-looking statements include, without limitation, statements about our stockholder engagement program; the execution of our corporate growth strategy and strategic priorities for 2025, including the leveraging of our technology platform and pipeline to forge additional partnerships and the advancement of our proven technology platform and early-stage pipeline; positioning the Company to deliver long-term growth by streamlining operations, driving value through collaborations, and transition to a revenue model fueled by milestones and royalties; our aim to operate in an environmentally sustainable manner; our efforts to leverage the strengths of our workforce to meet our growth objectives; the impact of compensation paid to our named executive officers to encourage the achievement of our strategic priorities and milestones in 2025 and beyond; and other matters referenced herein. Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs and expectations about the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, without limitation, our ability to successfully and timely manufacture, market, distribute, or deliver our updated COVID-19 vaccine and the impact of our not having received a BLA from the U.S. Food and Drug Administration (“U.S. FDA”); our ability to obtain adequate additional funding to maintain our current level of operations and fund the further development of our vaccine candidates; challenges related to our partnership with Sanofi and in pursuing additional partners opportunities; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation and stability testing, necessary to satisfy applicable regulatory authorities; challenges or delays in conducting clinical trials; or studies for our product candidates; challenges or delays in obtaining regulatory authorization for our product candidates, including for future COVID-19 variant strain changes, our CIC vaccine candidate, our stand-alone influenza vaccine candidate or other product candidates, including as a result of resource constraints at regulatory authorities including the U.S. FDA and the WHO; manufacturing, distribution or export delays or challenges; our substantial dependence on Serum Institute of India Pvt. Ltd. and Serum Life Sciences Limited for co-formulation and filling and PCI Pharma Services for finishing our COVID-19 vaccines and the impact of any delays or disruptions in their operations on the delivery of customer orders; difficulty obtaining scarce raw materials and supplies; resource constraints, including human capital and manufacturing capacity, and constraints on our ability to pursue planned regulatory pathways, alone or with partners, in multiple jurisdictions simultaneously, leading to staggered regulatory filings, and potential regulatory actions; the potential for an unfavorable outcome in disputes; challenges in implementing our global restructuring and cost reduction plan; our ability to timely deliver doses; challenges in obtaining commercial adoption and market acceptance of our updated COVID-19 vaccine, NVX-CoV2373 or any COVID-19 variant strain-containing formulation; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements; challenges related to the seasonality of vaccinations against COVID-19; challenges related to the demand for vaccinations against COVID-19 or influenza; challenges in identifying and successfully pursuing innovation expansion opportunities; our expectations as to expenses and cash needs may prove not to be correct for reasons such as changes in plans or actual events being different than our assumptions; and other risks and uncertainties identified in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025, which may be detailed and modified or updated in other documents filed with the SEC from time to time, and are available at www.sec.gov and at www.novavax.com. You are encouraged to read these filings as they are made.
We cannot guarantee future results, events, level of activity, performance, or achievement. Any or all of our forward-looking statements in this Proxy Statement may turn out to be inaccurate or materially different from actual results. Further, any forward-looking statement speaks only as of the date when it is made, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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Proxy Summary

Board of Directors

Name and Principal Occupation	Age(1)	Director Since	Other Current Public Company Boards	Independent	Committee Membership
					Audit	Compensation	Nominating & Corporate Governance	Research & Development

CLASS I DIRECTORS, FOR TERMS EXPIRING AT THE 2026 ANNUAL MEETING
John C. Jacobs President and Chief Executive Officer, Novavax, Inc.	58	2023	—	—	—	—	—	—
Gregg H. Alton, J.D. Former Interim Chief Executive Officer and Chief Patent Officer, Gilead Sciences	59	2020	1			—		—
Richard J. Rodgers Former Executive Vice President, and Chief Financial Officer, TESARO, Inc.	58	2022	2					—

CLASS II DIRECTORS, FOR TERMS EXPIRING AT THE 2027 ANNUAL MEETING
Richard H. Douglas, Ph.D. Former Senior Vice President, Corporate Development, Genzyme Corporation	72	2010	2				—
Margaret G. McGlynn, R. Ph. Former President, Merck Vaccines and Infectious Disease, and Merck Inc.	65	2020 Since 2025	1			—
David Mott Private Investor, Mott Family Capital	59	2020	3		—		—

CLASS III DIRECTORS, FOR TERMS EXPIRING AT THE 2025 ANNUAL MEETING
Rachel K. King Founder and former Chief Executive Officer, GlycoMimetics, Inc.	65	2018	1		—			—
John W. Shiver, Ph.D. Head of Research and Development, Vibrant Biomedicines	67	2025	—		—	—	—
Charles W. Newton Chief Financial Officer, Lyell	54	2025	2		—	—	—	—
Number of meetings in 2024	Board—20				7	5	5	5
(1)As of April 29, 2025

Committee Chair	Committee Member	Chairman of the Board	Audit Committee Financial Expert

NOVAVAX, INC. 2025 PROXY STATEMENT	3

Proxy Summary
BOARD ATTRIBUTES

Independence	Age	Tenure

BOARD SKILLS MATRIX
Our directors have a broad and diverse set of skills, business experience, and industry knowledge. We believe that our Board collectively possesses an appropriate mix of skills to provide strong strategic direction and oversight of our business. The table below summarizes the skills of each of our directors that we believe are particularly relevant to his or her service on our Board, as described in more detail in each director’s biography. The absence of a mark does not necessarily indicate that the director does not possess any relevant experience or competence in the area.

Directors	Margaret G. McGlynn, R. Ph.	Gregg H. Alton, J.D.	Richard H. Douglas, Ph.D.	John C. Jacobs	Rachel K. King	David Mott	Richard J. Rodgers	John W. Shiver	Charles W. Newton
Skills and Experience
Industry Experience	✓	✓	✓	✓	✓	✓	✓	✓	✓
Executive Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓
Scientific, Research or Development Experience			✓		✓			✓
Accounting, Financial or Investment Experience	✓	✓	✓	✓		✓	✓		✓
Cybersecurity/IT/AI	✓	✓					✓	✓	✓
Public Company Board	✓	✓	✓	✓	✓	✓	✓		✓

BOARD DEMOGRAPHICS

Total Number of Directors	9

	Female	Male
Gender Identity	2	7
Demographic Background
White	2	7
Two or More Races or Ethnicities		1

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Proxy Summary
ISG Stewardship Principles
Our Board and executive leaders are stewards of our stockholders’ interests, believing that strong and effective corporate governance is essential to our success. As a cornerstone of our corporate governance program, we provide transparent disclosure to our stockholders on a consistent basis. Our approach integrates all components of effective governance, including a strong ethical culture, an ongoing stockholder engagement program, and sound financial, regulatory, and legal compliance functions. Novavax supports and follows the Investor Stewardship Group’s (“ISG”) Corporate Governance Framework for U.S. Listed Companies. Below is an illustration how certain of our governance practices directly support each of the six ISG principles.

ISG Principle	Novavax’s Practice

Boards are accountable to stockholders	Separate CEO and Board Chairman roles
Majority voting in uncontested election

Stockholders should be entitled to voting rights in proportion to their economic interest	One class of voting stock; we believe in a “one share, one vote” standard
No “poison pill”

Boards should be responsive to stockholders and be proactive in order to understand their perspectives	Proactive year-round engagement with stockholders
Directors attended at least 75% of Board and committee meetings they were eligible to attend in 2024
All of the then-current directors attended the 2024 Annual Meeting
Directors are expected to devote sufficient time and effort necessary to fulfill their respective responsibilities

Boards should have a strong, independent leadership structure	8 of 9 directors are independent
Independent Board Chairperson
Regular executive sessions of independent directors
Four fully independent standing Board committees—Audit, Compensation, Nominating and Corporate Governance, and Research and Development

Boards should adopt structures and practices that enhance their effectiveness	Directors with a mix of industry expertise and diversity of experience and skill relevant to the current and future strategy
Average age of director nominees is 62 years
Balance of new and experienced directors, with average director tenure of 4.7 years
Annual Board and committee self-evaluations

Boards should develop management incentive structures that are aligned with the long-term strategy of the company	Annual Say-on-Pay advisory vote
Active Board oversight of risk management
Clawback policy
Anti-hedging and anti-pledging policy
Stock ownership guidelines

NOVAVAX, INC. 2025 PROXY STATEMENT	5

Proxy Summary
Executive Compensation Highlights
STOCKHOLDER ENGAGEMENT

Stockholder Engagement Highlights
We value engagement with our stockholders. We communicate regularly with stockholders and other stakeholders throughout the year, and the Board considers a range of stakeholder perspectives in discharging its oversight responsibilities.
•In 2024, we received the support of 73.5% of votes cast for our “say-on-pay” proposal and continued our Stockholder Outreach program.
•Topics discussed in connection with our Stockholder Outreach program included executive compensation, particularly the design of a compensation policy that effectively incentivizes and rewards executives through defined goals and strategic performance metrics.
•During 2024, we contacted our top stockholders representing approximately 52% of our institutional ownership and 36% of shares outstanding.

COMPENSATION PHILOSOPHY AND OBJECTIVES
Our compensation program is designed to attract, retain, and reward a high-performance workforce in an extremely competitive recruitment and retention market to achieve Novavax’s mission, vision, and goals.

Attract and retain highly qualified executives	Align executive compensation with competitive market practices	Align executives’ interests with those of our stockholders	Reward executives for meeting the strategic goals and objectives of the Company	Reward strong individual performance

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Proxy Summary
COMPENSATION PROGRAM BEST PRACTICES

What We Do		What We Do NOT Do
Engage independent and expert compensation consultant	X	Incentivize excessive risk-taking that would have a material adverse effect on our business and operations
Structure compensation practices to align with a peer group that reflects our business model	X	Reprice underwater stock options or stock appreciation rights without stockholder approval
Align executives’ interests with those of our stockholders	X	Provide excessive executive perquisites
Link what we pay our Named Executive Officers (“NEOs”) to our short- and long-term performance	X	Allow hedging or pledging of our stock
Emphasize at-risk compensation that is based on performance	X	Provide change in control excise tax gross-ups under current agreements
Require stock ownership guidelines for our executive officers
Determine salary increases based on performance
Cap annual cash incentive payouts at 150%
Auditors
Ernst & Young LLP has served as our independent auditors since 2014. We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2025. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to address the Annual Meeting if they desire to do so. They will also be available to respond to appropriate questions from stockholders.

NOVAVAX, INC. 2025 PROXY STATEMENT	7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Proposal 1—Election of Directors
In accordance with the Company’s charter, the Board of Directors (the “Board”) may consist of no fewer than three directors, with the specific number to be authorized by the Board from time to time at its discretion. The Board is presently authorized to consist of nine members, and currently includes the following nine individuals:

Class III Directors Terms expiring at the 2025 Annual Meeting	Class I Directors Terms expiring at the 2026 Annual Meeting	Class II Directors Terms expiring at the 2027 Annual Meeting

•Rachel K. King •John W. Shiver, Ph.D. •Charles W. Newton	•John C. Jacobs •Gregg H. Alton, J.D. •Richard J. Rodgers	•Richard H. Douglas, Ph.D. •Margaret G. McGlynn, R. Ph. Chairman of the Board •David Mott
Members of the Board are divided into three classes, designated as Class I, Class II, and Class III, each serving staggered three-year terms. The terms of the Class III directors expire at the 2025 Annual Meeting. The terms of the Class I and Class II directors will expire at the 2026 and 2027 Annual Meetings of Stockholders, respectively. A director of any class who is elected by the Board to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected. A director who is elected by the Board to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor. Directors elected by the stockholders at an annual meeting to succeed those whose terms expire at the meeting are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified.
The Company did not receive any valid nominations from stockholders for the 2025 Annual Meeting.
In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships must be apportioned by the Board among the three classes to ensure that no one class has more than one director more than any other class, unless otherwise determined by a resolution of the Board. However, since existing directors cannot move across classes, the number of directors continuing in office following the Annual Meeting, as well as the nominees for election at the Annual Meeting, including their ages and positions as of April 29, 2025, are reflected below followed by biographical information for each such director and nominee.

The Board recommends that stockholders vote FOR the election of the nominees.

Nominees for Election as Class III Directors
After recommendation by the Nominating and Corporate Governance Committee, the Board has nominated Rachel K. King, John W. Shiver, Ph.D., and Charles W. Newton for election as Class III directors of the Company at the Annual Meeting. If elected, each such nominee will serve until the expiration of their term at the 2028 Annual Meeting of Stockholders and until their successor is elected and qualified and until their earlier death resignation or removal. Ms. King, Dr. Shiver, and Mr. Newton have consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that Ms. King, Dr. Shiver, or Mr. Newton will be unable or unwilling to serve if elected. If any nominee becomes unavailable to serve as a director, the persons named in the proxy will vote the proxy for a substitute nominee or nominees as they, in their discretion, shall determine. Dr. Shiver and Mr. Newton were identified with the support of Korn Ferry, the Company’s third-party search consultant.
Information on the nominees follows.

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Board of Directors and Corporate Governance

AGE 65 INDEPENDENT DIRECTOR SINCE 2018 COMMITTEES •Compensation •Nominating & Corporate Governance	RACHEL K. KING

CAREER HIGHLIGHTS
The Biotechnology Innovation Organization
•Interim Chief Executive Officer (November 2022 to March 2024)

GlycoMimetics, Inc.
•Founder and former Chief Executive Officer (2003 to 2021)
New Enterprise Associates
•Executive in Residence (2001 to 2003)
Novartis Corporation
•Senior Vice President (1999 to 2001)
Genetic Therapy, Inc.
•Chief Executive Officer of GTI, a wholly owned subsidiary of Novartis (1996 to 1998)
• Vice President for Product Planning (1993 to 1996) including early-stage development, initial public offering and acquisition by Novartis
•Manager of Laboratory Operations (1989 to 1993)
Ms. King worked previously at ALZA Corporation and Bain and Company

OTHER CURRENT PUBLIC COMPANY BOARDS
•Fulcrum Therapeutics (Nasdaq: FULC)
OTHER CURRENT DIRECTORSHIPS
•Biotechnology Innovation Organization
•University of Maryland BioPark
EDUCATION
•M.B.A., Harvard Business School
•Bachelor of Arts, Dartmouth College
KEY SKILLS AND QUALIFICATIONS
Ms. King is well-suited to serve on our Board due to her successful growth and development of businesses and products, her experience as a chief executive officer of a public company, and her significant experience in governance, legal, finance and risk management.

NOVAVAX, INC. 2025 PROXY STATEMENT	9

Board of Directors and Corporate Governance

AGE 67 INDEPENDENT DIRECTOR SINCE 2025 COMMITTEES •Research & Development	JOHN W. SHIVER, Ph.D.

CAREER HIGHLIGHTS
Vibrant Biomedicines
•Head of Research and Development (2024 to present)
F-Prime Capital
•Special Advisor (2021 to present)
University of Pennsylvania
•Adjunct Professor, College of Medicine (2008 to present)
IGM ID
•Chief Strategy Officer, Infectious Disease Business Unit (2021 to 2023)
Sanofi Pasteur
•Senior Vice President (2013 to 2020)
Merck & Co., Inc.
•Vice President, Vaccine Basic Research & Franchise Head (2007 to 2013)
•Vice President, Vaccines & Biologics Research (2004 to 2007)
•Executive Director, Vaccines Research (1991 to 2004)

OTHER CURRENT DIRECTORSHIPS
•Calder Biosciences
•AuraVax Therapeutics
•International AIDS Vaccine Initiative, Inc.
EDUCATION
•Ph.D. in Physical Chemistry, University of Florida
•Bachelor of Science in Chemistry and Mathematics, Wofford College
KEY SKILLS AND QUALIFICATIONS
Dr. Shiver is well-suited to serve on our Board due to his more than 30 years of experience in pharmaceutical research and development and leadership of teams of scientists working with infectious and non-infectious diseases. Dr. Shiver also has experience with machine learning and artificial intelligence for the development of vaccines candidates. Dr. Shiver brings experience serving on various scientific advisory boards and committees.

AGE 54 INDEPENDENT DIRECTOR SINCE 2025	CHARLES W. NEWTON

CAREER HIGHLIGHTS
Lyell Immunopharma, Inc.
•Chief Financial Officer (February 2021 to present)
Bank of America
•Managing Director & Co-Head of Healthcare Investment Banking in the Americas (November 2015 to February 2021)
Credit Suisse
•Managing Director, Co-Head of Healthcare Investment Banking in the Americas (September 2010 to November 2015)
Morgan Stanley
•Managing Director and Head of Western Region Healthcare Investment Banking (June 1996 to September 2010)

OTHER CURRENT DIRECTORSHIPS
•Coherus BioSciences (Nasdaq: CHRS)
•2seventy bio, Inc. (Nasdaq: TSVT)

EDUCATION
•MBA, The Tuck School of Business at Dartmouth College
•Bachelor of Science in Finance, Miami University
KEY SKILLS AND QUALIFICATIONS
Mr. Newton is well-suited to serve on our Board due to his more than 30 years of experience in finance and healthcare investment. Mr. Newton brings experience serving on various public pharmaceutical company boards.

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Board of Directors and Corporate Governance

Directors Continuing as Class II Directors

AGE 72 INDEPENDENT DIRECTOR SINCE 2010 COMMITTEES •Audit •Compensation •Research & Development	RICHARD H. DOUGLAS, PH.D.

CAREER HIGHLIGHTS
Genzyme Corporation
•Former Senior Vice President, Corporate Development (1989 to 2011)
•Dr. Douglas led Genzyme Corporation’s Corporate Development team, and was involved in numerous acquisitions, licenses, financings, joint ventures, and strategic alliances
Integrated Genetics
•Dr. Douglas served in science and corporate development capacities (1982 until its merger with Genzyme Corporation in 1989, now Sanofi Genzyme)
OTHER PUBLIC COMPANY BOARDS
•Alderya Therapeutics (Nasdaq: ALDX)
•MaxCyte, Inc. (Nasdaq: MXCT)

OTHER CURRENT DIRECTORSHIPS
•University of Michigan Technology Transfer National Advisory Board
EDUCATION
•Postdoctoral fellow, Dr. Leroy Hood’s laboratory at the California Institute of Technology
•Ph.D. in Biochemistry, University of California, Berkeley
•Bachelor of Science in Chemistry, University of Michigan
KEY SKILLS AND QUALIFICATIONS
Dr. Douglas is well-suited to serve on our Board due to his significant business experience and scientific background.

AGE 65 INDEPENDENT DIRECTOR SINCE 2020 CHAIRMAN OF THE BOARD SINCE 2025 COMMITTEES •Audit •Nominating & Corporate Governance •Research & Development	MARGARET G. MCGLYNN, R.Ph.

CAREER HIGHLIGHTS
International AIDS Vaccine Initiative
•President and Chief Executive Officer, leading extensive partnership efforts to advance the development, global launch and access to a broadly effective HIV vaccine (2011 to 2015)
Merck
Served in leadership roles of increasing responsibility for more than two decades (1983 to 2009) including:
•President, U.S. Hospital and Specialty Products Division
•President of Merck Vaccines and Infectious Diseases
OTHER PUBLIC COMPANY BOARDS
•Amicus Therapeutics (Nasdaq: FOLD)

OTHER CURRENT DIRECTORSHIPS
•HCU Network America, a patient advocacy organization; which is focused on the rare genetic disease homocystinuria (HCU) and related disorders
•Board Member of University at Buffalo Foundation
EDUCATION
•Honorary Doctorate, the State University of New York at Buffalo
•Master's in Business Administration and Marketing, The State University of New York at Buffalo
•Bachelor of Science in Pharmacy, The State University of New York at Buffalo
KEY SKILLS AND QUALIFICATIONS
Ms. McGlynn is well-suited to serve on our Board due to her extensive experience in the pharmaceutical and vaccine industries. In addition, her experience in for-profit and non-profit vaccine organizations and deep experience in vaccine commercialization and understanding of global public health make Ms. McGlynn an ideal board member.

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AGE 59 INDEPENDENT DIRECTOR SINCE 2020 COMMITTEES •Compensation •Research & Development	DAVID MOTT

CAREER HIGHLIGHTS
New Enterprise Associates
•General Partner (2008 to 2020)
Mott Family Capital
•Private investor
MedImmune
•President and Chief Executive Officer, Vice Chairman (2000 to 2008), during which he led the sale of the company to AstraZeneca in June 2007 for $15.6 billion
•Served in various senior roles, including Chief Operating Officer and Chief Financial Officer (1992 to 2000)
During the course of his career, Mr. Mott has been involved in more than $40 billion in corporate acquisitions, fundraising, partnerships and other capital formation ventures. He has supported more than 35 initial public offerings or corporate acquisitions, overseen more than a dozen new drugs from development to commercialization, and served on 25 corporate boards.
OTHER PUBLIC COMPANY BOARDS
•Chairman, Adaptimmune Therapeutics (Nasdaq: ADAP)
•Chairman, Ardelyx (Nasdaq: ARDX)
•Chairman, Mersana Therapeutics (Nasdaq GS: MRSN)

EDUCATION
•Bachelor of Arts, Dartmouth College
KEY SKILLS AND QUALIFICATIONS
Mr. Mott is well-suited to serve on our Board due to his more than three decades of global management, board, and investment experience across numerous private and public biopharmaceutical companies, as well as his extensive experience building, leading, and financing biopharmaceutical companies which adds significant value to our Board. The Board believes Mr. Mott’s skill set and experience uniquely position him to contribute significantly as a director. Mr. Mott currently serves on three other public company boards of directors. Mr. Mott has indicated that, despite his other commitments he is confident he has capacity to meaningfully contribute on all his boards, and the Board’s experience with Mr. Mott since his appointment in 2020 has validated that judgment. The other directors have highly valued Mr. Mott’s participation on the Board.

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Directors Continuing as Class I Directors

AGE 58 DIRECTOR SINCE 2023
JOHN C. JACOBS

CAREER HIGHLIGHTS
Novavax, Inc.
•President and Chief Executive Officer (January 2023 to present)
Harmony Biosciences Holdings, Inc.
•President and Chief Executive Officer and a member of the board of directors (June 2018 to January 2023)
•Executive Vice President and Chief Commercial Officer (October 2017 to June 2018)
Teva Pharmaceuticals Industries Ltd
•Senior Vice President and General Manager of the Respiratory Business Unit (September 2017 to October 2017)
•Senior Vice President of Commercial Operations and Innovation of Teva, (September 2016 to September 2017)
•Vice President and General Manager of Teva’s Branded Business in Canada (July 2014 to September 2016)

EDUCATION
•M.B.A. from the State University of New York at Binghamton
•Bachelor of Science in Business, State University of New York College at Plattsburgh
KEY SKILLS AND QUALIFICATIONS
Mr. Jacobs is well-suited to serve on our Board due to his leadership experience in the biotechnology industry, having held several leadership positions for commercial biotechnology companies.

AGE 59 INDEPENDENT DIRECTOR SINCE 2020 COMMITTEES •Audit •Nominating and Corporate Governance	GREGG ALTON, J.D.

CAREER HIGHLIGHTS
Gilead Sciences
Served in an array of leadership roles across a portfolio of responsibilities for more than 20 years from 1999 to 2019, including:
•Interim Chief Executive Officer
•Chief Compliance Officer, responsible for Gilead's government affairs, public affairs, patient outreach and engagement initiatives, as well as efforts to facilitate access to its medicines globally
•Oversight for commercial operations in Europe, Asia, Latin America, and Africa, as well as government affairs, public affairs and global medical affairs
•General Counsel and Chief Patent Officer
Cooley LLP
•Attorney, specializing in corporate finance transactions for healthcare and information technology companies (1993 to 1996 and 1998 to 1999)

OTHER PUBLIC COMPANY BOARDS
•Corcept Therapeutics (Nasdaq: CORT)
OTHER CURRENT DIRECTORSHIPS
•Several non-profit organizations, including Black Women’s Health Imperative, AIDSVu, and the Boys and Girls Clubs of Oakland.
EDUCATION
•J.D., Stanford University
•Bachelor of Science in Legal Studies, University of California, Berkeley
KEY SKILLS AND QUALIFICATIONS
Mr. Alton is well-suited to serve on our Board due to his extensive industry experience and broad global experience across multiple business areas and his deep insight in infectious disease which will contribute to the Board’s understanding of our mission and corporate goals.

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AGE 58 INDEPENDENT DIRECTOR SINCE 2022 COMMITTEES •Audit •Compensation •Nominating and Corporate Governance	RICHARD J. RODGERS

CAREER HIGHLIGHTS
TESARO, Inc.
•Former Co-Founder, Executive Vice President, Chief Financial Officer, Secretary, and Treasurer (2010 to 2013)
•Mr. Rodgers guided TESARO, Inc. through and acquisition by GSK for over $5 billion.
Integrated Genetics
•Chief Financial Officer and Senior Vice President of Abraxis BioScience, Inc. (2009 to 2010)
•Mr. Rodgers guided Abraxis BioScience, Inc. through an acquisition by Celgene for $2.9 billion
MGI PHARMA, Inc.
•Senior Vice President, Controller and Chief Accounting Officer of MGI PHARMA, Inc.
•Helped guide MGI PHARMA, Inc. through an acquisition by Eisai for $3.9 billion

OTHER PUBLIC COMPANY BOARDS
•Ardelyx, Inc. (Nasdaq: ARDX)
•Opus Genetics, Inc. (Nasdaq: IRD)
EDUCATION
•Bachelor of Science in Financial Accounting, St. Cloud State University
•M.B.A., University of Minnesota, Carlson School of Business
KEY SKILLS AND QUALIFICATIONS
Mr. Rodgers is well-suited to serve on our Board due to his significant business experience in the biopharmaceutical field and his financial expertise.

Information Regarding the Board and Corporate Governance Matters
The Board has affirmatively determined, upon the recommendation by the Nominating and Corporate Governance Committee, that all of the members of the Board qualify as “independent” directors as defined in the listing standards of Nasdaq Stock Market LLC (“Nasdaq”), except Mr. Jacobs. Mr. Jacobs is currently the President and Chief Executive Officer of the Company.
During 2024, the Board met twenty times. Each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board they were eligible to attend, as well as the total number of meetings held by all committees on which they served.
Recognizing that director attendance at the Company’s Annual Meeting of Stockholders provides stockholders with an opportunity to communicate with members of the Board, the Company strongly encourages (but does not require) members of the Board to attend such meetings. All of the then-serving Board members attended the 2024 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight
Our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its business judgment after considering relevant factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.
If the Chairman of the Board is the Chief Executive Officer, our Corporate Governance Guidelines provide that the independent directors shall appoint a lead independent director to serve as the Board sees fit.
The Board currently separates the positions of Chairman of the Board and Chief Executive Officer thereby allowing our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management.

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The Board recognizes the commitment that our Chief Executive Officer is required to devote to his position, as well as the commitment required for our Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow. Mr. Jacobs and Ms. McGlynn each are responsible for:

PRESIDENT AND CHIEF EXECUTIVE OFFICER	CHAIRMAN OF THE BOARD

John C. Jacobs
•general charge and supervision of the business of the Company
•managing the risks the Company faces in the ordinary course of operating the business, including reputation risk, culture risk, cybersecurity risk, and extended enterprise risk
•focusing the Company to execute its corporate growth strategy
•positioning the Company to deliver long-term growth by achieving our goal to reduce spend and operate efficiently

Margaret G. McGlynn, R.Ph.
•presiding at all meetings of the Board
•advising Board committee chairs in fulfilling their roles
•serving as a liaison between the Board and senior management team
•mentoring and advising the chief executive officer
•providing an extensive network of contacts
•reporting regularly to the Board

Our Chief Executive Officer and Chairman work closely together to execute our strategic plan. Our Chairman leads our Board, serves as a liaison between the Board and senior management team, mentors and advises the senior scientific team, provides an extensive network of contacts, and reports regularly to the Board. We believe the combination of Mr. Jacobs as the President and Chief Executive Officer and Ms. McGlynn as the Chairman of the Board is an effective leadership structure. The additional avenues of communication between the Board and management associated with having Ms. McGlynn serve as Chairman provide the basis for the proper functioning of the Board and its oversight of management.
Risk assessment and oversight are an integral part of our governance and management processes.One of the most critical roles of our Chief Executive Officer and Board members is managing risk. Today’s environment consists of ongoing disruption, innovation, and technological change. Increasing disruption leads to greater risks, which may become greater still because they are often interconnected. Our Chief Executive Officer and senior management team are primarily responsible for managing the risks Novavax faces in the ordinary course of operating the business. The Board actively oversees potential risks and risk management activities by regularly receiving operational and strategic presentations from management, which include discussions of key risks to the business. In addition, the Board delegates risk oversight to each of its key committees within their areas of responsibility.

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For example:

•Reviews and discusses with management the system of disclosure controls and internal controls over financial reporting and discusses the key risks facing the Company and the processes or actions being taken to monitor and control such risk exposure, including the Company’s risk assessment and risk management policies
•Reviews specific risk areas, such as cybersecurity risk, on a regular basis with input from management
•Reviews and discusses with the Chief Information Officer the current cybersecurity risks and our cybersecurity risk management program and activities
•Oversees the Company’s Enterprise Risk Management function

•Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, review and discuss the relationship between risk management policies and practices and compensation and evaluate compensation policies and practices that could mitigate such risk

•The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance.
•Oversees the Company’s corporate governance structure
•Oversees the Company’s policies and practices with respect to corporate social responsibility and environmental sustainability

•Oversees management’s exercise of its responsibility to assess and manage risks associated with the Company’s R&D programs and regulatory matters.
Board committees are chaired by independent directors and at each Board meeting the committee chairs deliver reports to the full Board on the activities and decisions made by the committees at recent meetings, including with respect to risk assessment and oversight matters. In addition, there is significant cross-over of members of the various committees allowing information to flow freely outside of a full board meeting.

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Board Committees
Our Board currently maintains four standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Research and Development Committee. In addition to the descriptions below, please refer to the “Compensation Committee Report” and the “Audit Committee Report” included in this Proxy Statement. The members of the committees are shown below.

Committee Memberships
Director	Independent	Audit	Compensation	Nominating and Corporate Governance	Research and Development
Gregg H. Alton, J.D.
Richard H. Douglas, Ph.D.
Rachel K. King
Margaret G. McGlynn, R. Ph.
David Mott
Richard J. Rodgers
John W. Shiver, Ph.D.

Committee Chair	Committee Member	Chairman of the Board	Audit Committee Financial Expert

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Audit Committee
MEMBERS •Richard J. Rodgers. •Gregg H. Alton, J.D.	•Richard H. Douglas, Ph.D. •Margaret G. McGlynn, R.Ph.
During 2024, the Audit Committee met seven times.

PRINCIPAL RESPONSIBILITIES
The Audit Committee is responsible for:
•the appointment, compensation, retention, and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attestation services; the Audit Committee meets with our independent registered public accounting firm to discuss the scope and results of its examination and reviews the financial statements and reports contained in the Company’s periodic and other financial filings
The Audit Committee’s authority and responsibilities include but are not limited to:
•review the adequacy and efficacy of all accounting, auditing, and financial control systems, as well as disclosure controls and procedures
•monitor the adequacy of our accounting and financial reporting processes and practices
•consider any issues raised by its members, the independent registered public accounting firm, and employees
•oversee the Company’s compliance with applicable federal and state laws and regulations, and the implementation and operation of the Company’s corporate compliance program
•annually review the Company’s corporate compliance program with the Company’s Chief Legal Officer and Chief Compliance Officer, and monitor the program’s progress and results during the year
•review and discuss current cybersecurity risks and cybersecurity risk management program and activities with the Chief Information Officer
•oversee the Company’s Enterprise Risk Management function
The Audit Committee is authorized to investigate any matter brought to its attention, retain the services of independent advisors (including legal counsel, auditors, and other experts), and receive and respond to concerns and complaints relating to accounting, internal accounting controls, and auditing matters.

The Audit Committee meets regularly with both the Company’s management team and its independent auditor. At times, the Audit Committee meets in executive session without management or the independent auditor present.
CHARTER
•The Audit Committee acts pursuant to a written charter as adopted by the Board. A current copy of the charter is available on the Company’s website at www.novavax.com.
•The Audit Committee reviews and evaluates its charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement.
AUDIT COMMITTEE REPORT
•The Audit Committee Report is on page 69 of this Proxy Statement.
QUALIFICATIONS
•Our Board has affirmatively determined that each Audit Committee member qualifies as an “independent director,” under Nasdaq’s additional standards applicable to Audit Committee members and Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”).
•The Board has determined that each of Mr. Rodgers and Mr. Alton qualifies as an “audit committee financial expert,” as defined by the rules and regulations of the Securities and Exchange Commission, and is financially sophisticated, as required by the listing standards of the Nasdaq.

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Compensation Committee
MEMBERS •David Mott •Richard H. Douglas, Ph.D.	•Rachel K. King •Richard J. Rodgers
During 2024, the Compensation Committee met five times.

PRINCIPAL RESPONSIBILITIES
The Compensation Committee is responsible for:
•assisting the Board with its responsibilities relating to the compensation of the Company’s officers and directors and the development, administration and oversight of the Company’s compensation and benefits plans
•reviewing and recommending salaries and other compensatory benefits for employees, executive officers, and directors
The Compensation Committee’s authority and responsibilities include, but are not limited to:
•review and recommend to the Board corporate goals and objectives relevant to our Chief Executive Officer’s and other executive officers’ compensation; annually evaluate the performance of the Chief Executive Officer and other executive officers; approve or recommend to the Board the compensation levels and annual awards for the Chief Executive Officer and other executive officers
•oversee our overall compensation philosophy, policies, and programs
•administer and periodically review stock ownership guidelines
•oversee succession planning for our executive officers
•make recommendations to the Board about the compensation of directors
•approve and administer our equity-based plans and awards and management incentive compensation plans
•review and approve employment agreements, severance arrangements, retirement arrangements, change in control provisions, and any supplemental benefits or perquisites for executive officers and senior management
The Compensation Committee has the authority to engage independent compensation consultants or advisors, as it may deem appropriate in its sole discretion, and to approve related fees and retention terms. See “Oversight and Operation of the Executive Compensation Program –Independent Compensation Consultant,” below.
The Compensation Committee routinely holds meetings, some of which management attends, as well as executive sessions without management, where compensation is discussed. The chair of the Compensation Committee is responsible for leadership of the Compensation Committee and sets meeting agendas.

The Compensation Committee may request that any executive officer or employee, outside counsel, or consultant attend Compensation Committee meetings or confer with any members of, or consultants to, the Compensation Committee. The Compensation Committee is supported in its efforts by our Legal and Human Resources teams, to which the Compensation Committee delegates authority for certain administrative functions. The Chief Executive Officer gives performance assessments and compensation recommendations for each executive officer (other than himself). The Chairman gives performance assessments and compensation recommendations for the Chief Executive Officer. The Compensation Committee considers the Chief Executive Officer’s and the Chairman’s recommendations and the information provided by the Human Resources team in its deliberations regarding executive compensation. The compensation of the executive officers is based on these deliberations. The Chief Executive Officer and the Executive Vice President, Chief Human Resources Officer generally attend Compensation Committee meetings but are not present for executive sessions or any discussion of their own compensation.
CHARTER
•The Compensation Committee acts pursuant to a written charter as adopted by the Board; a current copy of the charter is available on the Company’s website at www.novavax.com.
•The Compensation Committee reviews and evaluates its charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement.
COMPENSATION COMMITTEE REPORT
•The Compensation Committee Report is on page 48 of this Proxy Statement.
QUALIFICATIONS
•Our Board has affirmatively determined that each Compensation Committee member qualifies as a “non-employee director,” as defined by Rule 16b-3 of the Securities and Exchange Act and an “independent director,” as defined by the listing standards of the Nasdaq, including the heightened standards that apply to compensation committee members.

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Nominating and Corporate Governance Committee
MEMBERS •Margaret G. McGlynn, R. Ph. •Rachel K. King	•Gregg H. Alton, J.D. •Richard J. Rodgers
During 2024, the Nominating and Corporate Governance Committee met five times.

PRINCIPAL RESPONSIBILITIES
The Nominating and Corporate Governance Committee is responsible for:
•reviewing and making recommendations to the Board regarding the Board’s size, structure, and composition
•establishing criteria for Board membership
•identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders
•selecting, or recommending for selection, director nominees to be presented for approval at the Annual Meeting of Stockholders and to fill vacancies on the Board
The Nominating and Corporate Governance Committee’s authority and responsibilities include, but are not limited to:
•oversee the Company’s corporate governance guidelines
•oversee the Company’s policies and practices with respect to corporate social responsibility and environmental sustainability
•evaluate Company policies relating to the recruitment of Board members
•develop and recommend to the Board corporate governance policies and practices
•oversee management’s plans for succession to senior management positions (excluding executive officers)
The Nominating and Corporate Governance Committee’s goal is to contribute to the effective representation of the Company’s stockholders and to play a leadership role in shaping the Company’s corporate governance.

In reviewing and evaluating director candidates, including candidates submitted by stockholders, the Nominating and Corporate Governance Committee does not differentiate between candidates based on the proposing constituency, but rather applies the same criteria to each candidate.
CHARTER
•The Nominating and Corporate Governance Committee acts pursuant to a written charter as adopted by the Board; a current copy of the charter is available on the Company’s website at www.novavax.com.
•The Nominating and Corporate Governance Committee reviews and evaluates its charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement.
QUALIFICATIONS
•Our Board has affirmatively determined that each Nominating and Corporate Governance Committee member qualifies as an “independent director,” as defined by the listing standards of the Nasdaq.

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Research and Development Committee
MEMBERS •Richard H. Douglas, Ph.D. •David Mott	•John W. Shiver, Ph.D. •Margaret G. McGlynn, R. Ph.
During 2024, the Research and Development Committee met five times.

PRINCIPAL RESPONSIBILITIES
The Research and Development Committee is responsible for:
•reviewing and assessing the Company’s research and development programs, with the Committee Chair playing a day-to-day role providing input on key aspects of such research and development programs
•evaluating the Company’s progress in achieving research and development goals and objectives, and make recommendations to the Board on modifications to the Company’s research and development goals and objectives
•reviewing and assessing the Company’s intellectual property portfolio and strategy
•reviewing the Company’s regulatory efforts and strategy
The Research and Development Committee’s authority and responsibilities include, but are not limited to:
•oversee management’s exercise of its responsibility to assess and manage risks associated with the Company’s research and development programs and regulatory matters
•select, retain, and supervise any advisors as the Committee deems necessary, in its discretion, to fulfill its mandates under its Charter, and compensate, at the expense of the Company, such advisors

The Research and Development Committee’s goal is to contribute to the Company’s development of a robust intellectual property portfolio, and to play a leadership role in shaping the Company’s research and development programs and strategies.
CHARTER
•The Research and Development Committee acts pursuant to a written charter as adopted by the Board; a current copy of the charter is available on the Company’s website at www.novavax.com.
•The Research and Development Committee reviews and evaluates its charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement.
QUALIFICATIONS
•Our Board has affirmatively determined that each Research and Development Committee member qualifies as an “independent director,” as defined by the listing standards of the Nasdaq.

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Nomination Procedures
Stockholders who wish to nominate qualified candidates to serve as directors may do so in accordance with the procedures set forth in the Company’s By-laws, which procedures did not change during the last fiscal year. As stated in the By-laws, a stockholder must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s principal executive offices, of a proposed nominee.

In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the anniversary date of the applicable year’s Annual Meeting of Stockholders. However, in the event the date of the applicable year’s Annual Meeting of Stockholders is more than 30 days before or after the anniversary date of the prior year’s Annual Meeting of Stockholders, notice by the stockholder to be timely it must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first. In no event shall any adjournment or postponement of a meeting of the stockholders or the announcement thereof commence a new time period for the delivery of the notice described above.Our By-Laws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at an Annual Meeting of Stockholders.
Notwithstanding the foregoing, a stockholder who wishes to nominate a candidate to serve as a director must also comply with the requirements of Rule 14a-19 of the Exchange Act.
The Nominating and Corporate Governance Committee strives to maintain a board of directors with a diverse set of skills and qualifications to ensure the board of directors is adequately serving the needs of the Company’s stockholders. Before evaluating director candidates, the Nominating and Corporate Governance Committee reviews the skills and qualifications of the directors currently serving on the Board and identifies any skill gaps or skills of particular importance. On the basis of that review, the Nominating and Corporate Governance Committee will evaluate director candidates with those identified skills. The committee takes into account a broad range of considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences, and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences, and viewpoints.
The Nominating and Corporate Governance Committee considers the following skills and experiences necessary to the Board: industry knowledge, clinical development expertise, commercialization expertise, manufacturing expertise, financial expertise and capital raising experience, and scientific or medical education and experience, particularly in vaccine-related fields. While there are no set minimum requirements, a candidate should:
•be intelligent, thoughtful, and analytical
•have excelled in both academic and professional settings
•possess superior business-related knowledge, skills, and experience
•demonstrate achievement in his or her chosen field
•reflect the highest integrity, ethics, and character
•be free of actual or potential conflicts of interest
•have the ability to devote sufficient time to the business and affairs of the Company
•demonstrate the capacity and desire to represent the best interests of our stockholders as a whole
In addition to the above criteria (which may be modified from time to time), the Nominating and Corporate Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Nominating and Corporate Governance Committee must consider a candidate’s independence to make certain the Board includes at least a majority of “independent” directors to satisfy all applicable independence requirements, as well as a candidate’s financial sophistication and special competencies.
The Nominating and Corporate Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management, and stockholders, as well as through business and other organizational networks. The Nominating and Corporate Governance Committee has retained Korn Ferry, a third party consultant, to identify and evaluate, and assist in identifying and evaluating, potential director nominees.
The Nominating and Corporate Governance Committee will review and evaluate information available to it regarding candidates recommended by stockholders and will apply the same criteria and follow substantially the same process in considering

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them as it does in considering other director candidates. Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration by submitting the names of the recommended individuals to Novavax, Inc., 700 Quince Orchard Road, Gaithersburg, Maryland 20878, Attn: Nominating and Corporate Governance Committee, c/o Corporate Secretary.
Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. The Nominating and Corporate Governance
Committee also must consider the age and length of service of incumbent directors.
If any existing members does not wish to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience, and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Nominating and Corporate Governance Committee meets (in person or telephonically) to discuss each candidate and may require personal interviews before final approval. Once a slate of nominees is selected, the Nominating and Corporate Governance Committee presents it to the full Board.
Corporate Governance Guidelines
The Board has adopted corporate governance guidelines that are available on the Company’s website at www.novavax.com
Sustainability Matters
At our core, Novavax is committed to improving global health. We focus our sustainability impact through four strategic pillars: increasing access to our products through innovative partnerships and programs; operating our business with the highest standards and transparency; playing our part to operate our business in a sustainable manner while mitigating our impact on the planet; and hiring and retaining the best employees.
Access: Maximizing Vaccine Access and Improving Global Health
We innovate through R&D and strategic partnerships to increase global access to vaccines that target serious infectious diseases.
•We signed a license and collaboration agreement with Sanofi in part to increase availability of our COVID-19 vaccine. Sanofi is a leader in commercializing vaccines and will take the lead commercialization role for our COVID-19 vaccine in 2025.
•This year, Novavax implemented a new Clinical Research Policy to strengthen our commitment to inclusive research practices, improving access by ensuring the products we develop are safe and effective for people of all races, ethnicities and genders.
•R21/Matrix-M® malaria vaccine, developed by the University of Oxford and its Jenner Institute and the Serum Institute of India, and
formulated with our Matrix-M adjuvant is expected to be offered in 15+ countries across Africa by 2025.
•In 2024 in the U.S., participated in the Vaccines for Children (VFC) Program, which serves as a critical safety net for children under 19 who are Medicaid-eligible, uninsured, underinsured or American Indian/Alaskan Native.
•Participated in the 317 Program, which serves uninsured and underinsured adults.
•Participated in the “Bridge Access Program For COVID Vaccines and Treatments” to provide access to COVID-19 vaccine options for adults without other sources of coverage.
Governance: Meeting the Highest Standards of Governance
We are committed to operating with integrity, transparency, and accountability in all that we do.
•Policy remains in place to comply with all government and regulatory agency requirements and industry standards with good laboratory practices, current good manufacturing practices and good distribution practices.
•Continue to practice responsible animal welfare practices including searching for non-animal alternatives whenever possible, abiding by the 3R-principle (Reduce, Refine, Replace), and working with accredited animal

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facilities with regional independent animal experimentation ethical review boards approving all experiments.
•The NovaCode, or Code of Conduct, a robust handbook of written standards and business ethics policies remains in place.
•This year, to improve our ability to detect human trafficking, slavery, forced labor and illegal child labor in our supply chain, should it ever occur, we established additional internal standards, procedures and systems with our Human Rights Policy.
•Maintain a global hotline for reporting compliance concerns with established internal investigating protocols.
•Maintain a Strategic Compliance Governance Committee to help our partners comply with U.S. regulations.
•Chief Compliance Officer reports to the Audit Committee.
•Audit Committee and Compliance Committee meet with employee officers to discuss oversight of our compliance program and develop working groups including external partners to aid in complying with U.S. and foreign government regulations.
•Hold company-wide business ethics training, guidance, and raw materials review.
•Kept an anti-bribery and anti-corruption policy in place to ensure a transparent and ethical business model.
•Abide by formalized cybersecurity standards, meeting elevated government contracting requirements.
•Ongoing employee training for Safety Policy.
Environment: Mitigating our Environmental Impact
We aim to operate in a sustainable manner that reduces our environmental impact and increases our resilience.
•Novavax is committed to reducing the impact of our operations on the planet and with this in mind, established an Environmental Sustainability Policy this year. This policy promotes sustainable practices throughout our organization and extends to our supply chain partners.
•Resource management and greenhouse gas reduction strategy, which includes tracking emissions.
•An approach to Procurement that incorporates sustainability metrics into vendor evaluation and selection rubrics.
•Conserving water and monitoring energy use across multi-use leased and owned facilities.
•Sustainable saponin sourcing from our partner Desert King, the key supplier of the Quillaja saponaria (Soapbark), a tree native to central Chile. Saponin is used to produce our Matrix-M adjuvant.

Hiring and Retaining the Best Employees
We seek to build an empowering work culture, investing in our people to attract and retain the best talent and help our employees achieve their full potential. Our culture helps us to create, develop and leverage the strengths of our workforce to meet our growth objectives.
•As of February 18, 2025, we have 952 full-time employees, of whom approximately 8% hold MD or PhD degrees, and approximately 20% hold other advanced degrees. Of our total workforce, approximately 71% of employees are engaged primarily in research, development and manufacturing activities and approximately 29% of employees are engaged primarily in executive, business development, commercial, finance and accounting, legal, and administrative functions. As of February 2024, approximately 54% of our U.S. employees are female and 67% of our research and development employees in the United States are female. We seek to attract, retain and reward a high-performance workforce in an extremely competitive recruitment and retention market to achieve Novavax’s mission and vision. To nurture, grow, and treat our employees fairly is an integral part of our culture, and we have invested in creating an exceptional work culture. Program highlights include:
•Generous total rewards package includes competitive market pay and comprehensive benefits, including insurance to protect and maintain health, income protection through our short- and long-term disability programs, adoption assistance and paid parental leave programs.
•Commenced and completed the reviews of three people processes, namely, Talent Acquisition, Promotion and Performance Management.
•Services to assist in balancing work and personal life, such as backup child, adult, and elder care, and financial wellness seminars, one-on-one financial planning sessions, and debt and credit management support.
•Empowered employees by making charitable donations to other mission-driven

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Board of Directors and Corporate Governance
organizations in the U.S. through employee match and direct giving.
•We have a robust employee assistance program for employees to access support for a variety of life events, reduce stress, and increase emotional well-being.
•Variety of recruitment vehicles to source top talent, including strategic partnerships with search firms, leveraging social media channels, and a robust employee referral program.
•Tuition and continuing education reimbursement, and an array of training and professional development opportunities. Our spot coaching program provides all employees, no matter their role or level, with access to an executive coach. Employees have full access to the LinkedIn Learning library of over 16,000 on-demand video tutorials that address skills, knowledge, and behaviors related to business, leadership, technology, and innovation. In the last 12 months, training videos were viewed and completed over 25,000 times by our employees.
•In 2024 we launched a global mentor program and approximately 35 employees participated.
•We provide Executive Development Programs for employees identified as having high potential and for employees who have been identified as potential successors to leadership positions. Our Executive Development Programs include executive coaching engagements, capstone projects, and leadership development sessions designed to strengthen our leadership bench and accelerate and prepare our top talent for future growth. The 2024 cohort included 20 high potential employees from functions across the organization. Our professional development learning series are available to all employees and focus on self-awareness, collaboration, hybrid working, management, and business acumen.
Stock Ownership Guidelines
The Board has adopted stock ownership guidelines (the “Stock Ownership Guidelines”) for our executive team and Board to promote ongoing alignment between our executive team, directors, and stockholders. The Stock Ownership Guidelines are described below under “Compensation Discussion and Analysis.”
Code of Conduct
The Board has adopted a Code of Conduct (“Code of Conduct” or “NovaCode”) that applies to each employee, officer, and director, including but not limited to, the Chief Executive Officer and Chief Financial Officer. The Code of Conduct is reviewed at least annually by the Nominating and Corporate Governance Committee and acknowledged on an annual basis by the Company’s employees. A current copy of the Code of Conduct is available on the Company’s website at www.novavax.com. The Company intends to disclose on its website any future amendments to and waivers of the Code of Conduct that apply to its Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer, and persons performing similar functions.
Stockholder Communications with the Board of Directors
The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to:

MAIL	Novavax, Inc. Attention: Corporate Secretary 700 Quince Orchard Road Gaithersburg, Maryland 20878	@	EMAIL	ir@novavax.com Mark “Attention: Corporate Secretary” in the “Subject” field
All such communication must identify the author as a stockholder and include the stockholder’s full name, address, and a telephone number. If the communication is intended for a specific Board member, the name of such Board member should be noted in the communication. The Corporate Secretary, or his designee, will forward any such correspondence to the intended recipient. However, the Corporate Secretary, or his designee, in his or her discretion, may not forward the communication that relates to ordinary business affairs, is clearly of a marketing nature, or is unduly hostile, threatening, illegal, or similarly inappropriate for the Board’s consideration.

NOVAVAX, INC. 2025 PROXY STATEMENT	25

Board of Directors and Corporate Governance
Delinquent Section 16(a) Reports
To the Company’s knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2024, all filing requirements applicable to the Company’s officers, directors and greater than 10% beneficial owners pursuant to Section 16(a) of the Exchange Act were complied with, except for inadvertent late Form 4s for annual grants to our Section 16 officers to report the grant of restricted stock units and options and inadvertent late Form 4s for each of Mr. Alton and Ms. McGlynn to report shares issued in lieu of quarterly cash fees in 2024.
Certain Relationships and Related Transactions
The Company’s Audit Committee Charter provides that the Audit Committee is responsible for approving all transactions or business relationships involving Novavax and any director or executive officer, including any transactions between Novavax and either the director or officer personally, members of their immediate families, or entities in which they have an interest. In evaluating related party transactions, the Audit Committee members apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual directors. The Audit Committee will approve a related party transaction when, in its good faith judgment, the transaction is in the best interest of the Company.
There are no family relationships among any of the directors or executive officers (or any board member nominee) of Novavax. No director, executive officer, nominee, or any associate of any of the foregoing has any interest, direct or indirect, in any proposal to be considered and acted upon at the Annual Meeting (other than the election of directors).
Compensation Committee Interlocks and Insider Participation
During 2024, Dr. Douglas, Ms. King, Mr. Mott, and Mr. Rodgers served as members of the Compensation Committee. None of the members of the Compensation Committee was at any time during 2024 an employee or executive officer of Novavax.
No executive officer of the Company currently serves, or during 2024 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

Compensation of Directors
Pursuant to our non-employee director compensation policy, compensation paid to our non-employee directors is comprised of two components: (i) cash compensation and (ii) equity awards. Mr. Jacobs did not receive compensation for his service on the Board during the fiscal year ending December 31, 2024.
The Compensation Committee, working with its independent compensation consultant, conducts annual analyses of our director compensation program and makes recommendations to the Board about the non-employee director compensation program. The Board then approves any changes to the program, as well as the approach to equity compensation for that year. Novavax’s annual non-employee director compensation is generally structured to deliver competitive compensation relative to the peer group used for executive compensation setting purposes.

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CASH COMPENSATION
Our non-employee director cash compensation arrangement for 2024, pursuant to our non-employee director compensation policy, was as follows:

Non-Employee Director Service	Cash Retainer ($)
Board Chairman	102,500
Board member	55,000
Supplemental Committee Cash Retainers:
Chairperson:
Audit Committee	25,000
Compensation Committee	20,000
Nominating and Corporate Governance Committee	12,500
Research and Development Committee	15,000
Member:
Audit Committee	12,000
Compensation Committee	10,000
Nominating and Corporate Governance Committee	5,000
Research and Development Committee	7,500

In December 2023, we updated our non-employee director compensation policy to provide that, by December 31 of each year, a non-employee director may elect to receive Common Stock in lieu of 50% or 100% of his or her annual cash fee for the following year. If a non-employee director elects to receive Common Stock in lieu of his or her annual cash fee, such shares of Common Stock will be granted quarterly in arrears on the last day of each calendar quarter of the applicable year, with (i) the number of shares of Common Stock determined based on the 10-day average closing price of the shares of Common Stock, determined as of the last day of the applicable quarter (i.e., the 10 trading days immediately preceding such last day of the applicable quarter), rounded down to the nearest whole share, and (ii) any fractional share amount paid to the non-employee director in cash. For 2024, two non-employee directors, Gregg Alton and Margaret McGlynn made this election with respect to 2024 cash fees.

Directors do not receive compensation for attending meetings. Directors are reimbursed for reasonable costs and expenses incurred in connection with attending any Board or committee meetings or any other Company related business activities.

DIRECTOR DEFERRED FEE POLICY
The Company’s Director Deferred Fee Policy for its non-employee directors permits an eligible director to defer receipt of all or part of the director’s cash retainer. To defer fees payable during any calendar year, a director must make an election by the end of the preceding calendar year. A director can elect to have 100% of deferred amounts credited to a “cash account” or a “Company common stock account,” or, alternatively, a director may elect to have deferred amounts credited 50% to each account. Cash accounts are credited with interest quarterly at the IRS Applicable Federal Rate for short-term debt instruments for the last month of such calendar quarter. Company Common Stock accounts are credited as if amounts were invested in notional stock units based upon the market price of Common Stock and are credited with additional notional units if dividends are paid on Common Stock. Payment of deferred amounts is to be made in cash upon the occurrence of certain events, including the director’s separation from service, the death of the director, or a change in control of the Company. The director may also elect to receive payment of the deferred amounts in a specified year that is not more than ten years from the year in which the director’s fees were earned. A director may elect to receive payment in either a lump sum or in up to ten annual installments.
Dr. Douglas elected to defer fees earned in the fiscal year ending December 31, 2024. The following table shows how he had his deferred fees credited for 2024.

Name	Annual Retainer
Richard H. Douglas, Ph.D.	Cash account	—
	Company Common Stock account	100%

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Board of Directors and Corporate Governance
EQUITY AWARDS

Director Equity Compensation
Historically, we have emphasized equity compensation as a component of our non-employee director compensation program in order to conserve cash and align our directors’ interests with those of our stockholders.
On June 12, 2024, after reviewing peer group data provided by Pearl Meyer & Partners, LLC (“Pearl Meyer”), the Compensation Committee’s independent compensation consultant, the Board granted awards based on the market data provided.
2024 non-employee annual director equity awards generally targeted delivering value within a competitive range of the 50th percentile of the peer group used for executive compensation setting purposes, using data provided by Pearl Meyer to the Compensation Committee. During 2024, directors devoted substantial time to Company matters. The Board held 20 meetings during 2024 and Board committees held an aggregate of 22 meetings.

Annual Equity Awards
Under our non-employee director compensation policy, our non-employee directors receive an annual equity award consisting of options and RSUs, with an aggregate grant date fair value of approximately $350,000 (or, for the chairperson of the Board, such other amount as determined by the Board or the Compensation Committee). On June 12, 2024, the Board granted options to purchase 15,630 shares of Common Stock to each of Drs. Douglas and Young, Mses. King and McGlynn, and Messrs. Alton, Rodgers and Mott. All of the aforementioned options have an exercise price per share equal to the closing price of a share of Common Stock on the grant date ($15.86) and will vest in full one year from the date of grant subject to continued service on the Company’s Board through the vesting date.
On June 12, 2024, the Board granted time-vesting RSUs representing a right to receive 10,420 shares of Common Stock to each of Drs. Douglas and Young, Mses. King and McGlynn, and Messrs. Alton, Rodgers and Mott. All of the aforementioned RSUs will vest in full one year from the date of grant subject to continued service on the Company’s Board through the vesting date.

Initial Equity Awards
Any eligible non-employee director who is elected or appointed to the Board will receive an initial equity grant at 1.5x the value of the annual grant value for non-employee directors, which will be granted on the date of appointment and vest in in three equal annual installments from the date of grant, subject to continued service on the Company’s Board through the vesting date.

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DIRECTOR COMPENSATION TABLE
The Company does not pay employee directors additional compensation for service on the Board. The following table sets forth information concerning the compensation paid by the Company to each individual who served as a non-employee director at any time during fiscal year 2024:

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Stock Awards ($)(3)	Total ($)
Gregg H. Alton, J.D.	67,313	220,853	165,261	453,427
Richard H. Douglas, Ph.D.(4)	84,500	220,853	165,261	470,614
Rachel K. King	70,000	220,853	165,261	456,114
Margaret G. McGlynn, R. Ph.	79,968	220,853	165,261	466,082
David Mott	82,500	220,853	165,261	468,614
Richard J. Rodgers	90,313	220,853	165,261	476,427
James F. Young, Ph.D.	129,214	220,853	165,261	515,328
(1)Represents fees earned in 2024. Mr. Alton and Ms. McGlynn elected to receive 100% and 50%, respectively, of their fees as common stock in lieu of cash. As a result of such election Mr. Alton and Ms. McGlynn received 7,915 and 4,698 shares of common stock respectively.
(2)Represents options granted in 2024 in respect of 2024 service on the Board. The grant date fair value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Assumptions used in the calculation of this amount are included in Note 12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025. As of December 31, 2024, the aggregate number of stock options held by each non-employee director is as follows:

Mr. Alton	36,940
Dr. Douglas	70,640
Ms. King	62,140
Ms. McGlynn	36,940

Mr. Mott	41,640
Mr. Rodgers	40,435
Dr. Young	68,020
(3)Represents restricted stock units granted in 2024 in respect of 2024 service on the Board. The grant date fair value was calculated by multiplying the number of RSUs subject to the award by the closing price of a share of Common Stock on the date of grant (or, if no closing price was reported on that date, the closing price on the immediately preceding date on which a closing price was reported), in accordance with FASB ASC Topic 718. As of December 31, 2024, the aggregate number of restricted stock units held by each non-employee director is as follows:

Mr. Alton	10,420
Dr. Douglas	10,420
Ms. King	10,420
Ms. McGlynn	10,420

Mr. Mott	10,420
Mr. Rodgers	10,420
Dr. Young	10,420
(4)Dr. Douglas’ fees in respect of 2024 were deferred in accordance with the Director Deferred Fee Policy, described above.

NOVAVAX, INC. 2025 PROXY STATEMENT	29

EXECUTIVE OFFICERS AND COMPENSATION

Proposal 2—Advisory Vote on Executive Compensation (Say-on-Pay)
We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement, as required pursuant to section 14A of the Exchange Act (15 U.S.C. 78n-1). The Company provides its stockholders with the opportunity to cast an annual advisory vote to approve the compensation of its Named Executive Officers and this Proposal 2, commonly referred to as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation programs.
As described in detail in the Compensation Discussion and Analysis section and the related tables and narrative disclosure in this Proxy Statement, our executive compensation programs are designed to:

Attract and retain highly qualified executives	Align executive compensation with competitive market practices	Align executives’ interests with those of our stockholders	Reward executives for meeting the strategic goals and objectives of the Company	Reward strong individual performance
Please read the Compensation Discussion and Analysis section for additional details about our executive compensation objectives, philosophy, and programs, along with the compensation paid to our Named Executive Officers with respect to the fiscal year ended December 31, 2024 and the rationale for providing such compensation.
The Board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers in 2024, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion included in this Proxy Statement.
We recommend that you vote “FOR” the following resolution at the Annual Meeting:
RESOLVED, that the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.
Although the say-on-pay vote we are asking you to cast is non-binding, the Board and the Compensation Committee, who are responsible for designing and administering our executive compensation programs, value the opinions of our stockholders on this Proposal 2 and will consider the outcome of the vote on Proposal 2 when making future compensation decisions for our Named Executive Officers. The Board has determined to provide stockholders with an annual opportunity to approve the compensation of the Named Executive Officers.

The Board recommends that stockholders vote FOR the compensation paid to our Named Executive Officers in 2024.

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Executive Officers
Our executive officers hold office until the first meeting of the Board following the Annual Meeting of Stockholders and until their successors are duly chosen and qualified, or until they resign or are removed from office in accordance with our By-laws. The following information outlines our executive officers, their ages, and positions as of April 21, 2025, followed by biographical information for each executive officer.

JOHN C. JACOBS	JAMES P. KELLY	ELAINE O’HARA	JOHN J. TRIZZINO	MARK J. CASEY	RUXANDRA DRAGHIA-AKLI, M.D.
Age 58 President and Chief Executive Officer and Director	Age 59 Executive Vice President, Chief Financial Officer and Treasurer	Age 57 Executive Vice President, Chief Strategy Officer	Age 65 President and Chief Operating Officer	Age 62 Executive Vice President, Chief Legal Officer and Corporate Secretary	Age 60 Executive Vice President, Research & Development

President and Chief Executive Officer and Director	John C. Jacobs

CAREER HIGHLIGHTS
Novavax, Inc.
•President and Chief Executive Officer (January 2023 to present)

Harmony Biosciences Holdings, Inc.
•President and Chief Executive Officer and a member of the board of directors (June 2018 to January 2023)
•Executive Vice President and Chief Commercial Officer (October 2017 to June 2018)
Teva Pharmaceuticals Industries Ltd.
•Senior Vice President and General Manager of the Respiratory Business Unit (September 2017 to October 2017)
•Senior Vice President of Commercial Operations and Innovation of Teva, (September 2016 to September 2017)
•Vice President and General Manager of Teva’s Branded Business in Canada (July 2014 to September 2016)
EDUCATION •M.B.A., the State University of New York at Binghamton •Bachelor of Science in Business, State University of New York College at Plattsburgh

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Executive Officers and Compensation

Executive Vice President, Chief Financial Officer and Treasurer	James P. Kelly

CAREER HIGHLIGHTS
Novavax, Inc.
•Executive Vice President, Chief Financial Officer and Treasurer (August 2021 to present)
Supernus Pharmaceuticals
•Executive Vice President, Chief Financial Officer (October 2020 to August 2021)
Vanda Pharmaceuticals Inc.
•Executive Vice President, Chief Financial Officer and Treasurer (February 2017 to March 2020)
•Senior Vice President, Chief Financial Officer and Treasurer (December 2010 to February 2017)
MedImmune, LLC
•Vice President and Controller

EDUCATION •M.B.A., Cornell University •Bachelor of Science in Business, University of Vermont

Executive Vice President, Chief Strategy Officer	Elaine O’Hara

CAREER HIGHLIGHTS
Novavax, Inc.
•Executive Vice President, Chief Strategy Officer (March 2023 to present)
Sanofi Vaccines
•Chief Commercial Officer (2017 to March 2023)
Otsuka America Pharmaceuticals, Inc.
•Senior Vice President, Commercial Operations (2012 to 2017)
Pfizer Pharmaceuticals
•Anti-Infective Portfolio Commercial Lead – U.S. Specialty Care (2012)
•Senior Director | Team Lead – U.S. Zyvox® (2010 to 2011)
EDUCATION •M.B.A., HAUB School of Business Saint Joseph’s University •Bachelor of Arts, National University of Ireland

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President, and Chief Operating Officer	John J. Trizzino

CAREER HIGHLIGHTS
Novavax, Inc.
•President and Chief Operating Officer (November 2023 to present)
•Executive Vice President, Chief Commercial Officer and Chief Business Officer (August 2021 to November 2023) Executive Vice President, Chief Commercial Officer, Chief Business Officer, and Interim Chief Financial Officer (April 2021 to August 2021)
•Executive Vice President, Chief Commercial Officer and Chief Business Officer (November 2020 to April 2021)
•Executive Vice President, Chief Business Officer and Chief Financial Officer (June 2020 to November 2020)
•Senior Vice President, Chief Business Officer and Chief Financial Officer and Treasurer (March 2018 to June 2020)
•Senior Vice President, Commercial Operations (March 2014 to March 2018)
•Senior Vice President, Business Development (August 2010 to September 2011)
•Senior Vice President, International and Government Alliances (July 2009 to September 2011)
Medimmune, LLC
•Vice President, Vaccine Franchise
ID Biomedical
•Senior Vice President, Business Development
Henry Schein, Inc.
•Vice President, Business Development in the Medical Group
•Vice President, General Manager, GIV Division
ImmunoVaccine, Inc.
•Chief Executive Officer (September 2011 to September 2013)
EDUCATION •M.B.A., New York University •Bachelor of Science, Long Island University, CW Post

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Executive Officers and Compensation

Executive Vice President, Chief Legal Officer and Corporate Secretary	Mark J. Casey

CAREER HIGHLIGHTS
Novavax, Inc.
•Executive Vice President, Chief Legal Officer and Corporate Secretary (December 2023 to present)
Bryn Pharma, LLCs
•Chief Legal Officer and Corporate Secretary (August to November 2023)
Mallinckrodt Pharmaceuticals
•Executive Chairman, Specialty Generics Division (November 2019 to September 2022)
•Executive Vice President, Chief Legal Officer and Corporate Secretary (February 2018 to November 2022)
Idera Pharmaceuticals (now Aeragen)
•Chief Legal Officer and Corporate Secretary (June 2015 to January 2018)
Hologic, Inc.
•Senior Vice President, Chief Administrative Officer, General Counsel & Secretary (September 2012 to December 2014)
•Senior Vice President, General Counsel & Secretary (2007-2012)
EDUCATION •J.D., Suffolk University •Bachelor of Arts in Electrical Engineering, Syracuse University

Executive Vice President, Research & Development	Ruxandra Draghia-Akli, M.D., Ph.D.

CAREER HIGHLIGHTS
Novavax, Inc.
•Executive Vice President, Head of Research & Development (November 2024 to present)
Draghia Healthcare Consulting
•CEO/Owner (February 2024 to present)
The Janssen Pharmaceutical Companies of Johnson & Johnson
•Global Head, Global Public Health R&D (January 2020 to February 2024)
Merck
•Vice President, Medical and Scientific Affairs (June 2017 to January 2020)

CURRENT DIRECTORSHIPS
•INTREPID Alliance
EDUCATION
•Baylor College of Medicine, Post-Doctoral Fellow, Molecular Biology, Gene Therapy
•Université Paris Cité, PhD fellow, Genetics, Gene Therapy
•PhD, Genetics, Romanian Academy of Medical Sciences
•MD, Medicine, Carol Davilla Medical School

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Executive Officers and Compensation
Compensation Discussion and Analysis
CONTENTS

35	Compensation Discussion and Analysis
35	Overview
36	Executive Compensation Program
37	Objectives of the Executive Compensation Program
37	Attract and Retain Highly Qualified Executives
37	Align Executives’ Interests with Those of Our Stockholders
37	Reward Executives for Meeting Strategic Goals and Objectives of the Company
37	Reward Strong Individual Performance
38	Oversight and Operation of the Executive Compensation Program
38	Process for Setting Executive Compensation
39	Use of Market Data
39	Internal Factors
40	What the Compensation Program Is Designed to Reward
40	Company and Individual Performance

40	Elements of Compensation
40	Base Salary
41	Incentive Cash Bonus Program
42	2024 Performance and Outcomes
44	Equity Awards
45	Stock Options
45	Restricted Stock Units
45	Clawback Policy
46	Stock Ownership Guidelines
46	Equity Grant Policies and Procedures
47	Perquisites and Other Personal Benefits
47	Employment Agreements and Severance Benefits
47	Tax and Accounting Implications
47	Insider Trading Policy
47	Prohibition on Hedging and Pledging Our Common Stock
48	Compensation Risk Assessment

OVERVIEW
The Compensation Discussion and Analysis (the “CD&A”) discusses the compensation of our President and Chief Executive Officer (“CEO”), our Executive Vice President, Chief Financial Officer and Treasurer, our other three most highly compensated executive officers who were serving in office as of the last day of 2024 and our former President, Research & Development (each a “Named Executive Officer” or an “NEO”):

NEO	Title
John C Jacobs	President and Chief Executive Officer
James P. Kelly	Executive Vice President, Chief Financial Officer and Treasurer
John J. Trizzino	President and Chief Operating Officer
Mark J. Casey	Executive Vice President, Chief Legal Officer and Corporate Secretary
Elaine O’Hara	Executive Vice President, Chief Strategy Officer
Filip Dubovsky, M.D(1).	Former President, Research & Development
(1)As discussed further below under “Executive Transitions”, effective June 30, 2024, Dr. Dubovsky retired from his position of President, Research and Development. Dr. Dubovsky is party to a consulting agreement with us, pursuant to which he will provide consulting services to the Company through June 30, 2025.

The CD&A reviews:
•the Company’s executive compensation philosophy
•the objectives and operation of the Company’s executive compensation program
•how compensation was set for 2024
•the various elements of compensation paid to the NEOs for services during 2024

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Executive Officers and Compensation
EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program is designed to attract, retain, and reward highly qualified executives in an extremely competitive recruitment and retention market to achieve the Company’s mission, vision, and goals. We maintain a compensation philosophy that rewards executives for Company for performance tied to attainment of key performance goals.
The Compensation Committee believes the components of our executive compensation program provide the tools needed to deliver at-risk, variable compensation to retain and reward high-performing executives, align with general industry practices, and align the interests of our executives with our stockholders.

2024 Performance Highlights
2024 was a transformational year marked by accomplishments for the company. We unveiled our new corporate growth strategy and shifted focus from commercializing our COVID-19 vaccine and moved to maximizing value of our cutting-edge technology platform through in-house early-stage R&D to build a pipeline of high-value assets along with seeking partnerships to drive value creation for our R&D assets and for our Matrix-M adjuvant alone. Additionally, in 2024 we announced our wide-ranging partnership with Sanofi, saw the acceptance of our COVID-19 Biologics License Application (BLA) by the U.S. FDA, received U.S. FDA Emergency Use Authorization (EUA) for our updated COVID-19 vaccine, initiated our Phase 3 CIC and stand-alone influenza candidates, and made important progress with our new early-stage assets including focus on Clostridioides difficile infection (C. diff), varicella-zoster virus, pandemic flu, and an RSV combination. Additionally, we made significant progress in improving Novavax’s financial strength, including the sale of our Czech Republic manufacturing facility for $200 million, decreasing our current liabilities by $1.3 billion over the last two years, and reducing R&D and SG&A expenses by 40%, as compared to 2023. With this significant progress, we have positioned Novavax well to execute on our corporate growth strategy and our previously announced three strategic priorities for 2025: focusing on our partnership with Sanofi announced in May 2024, leveraging our technology platform and pipeline to forge additional partnerships, and advancing our proven technology platform and early-stage pipeline.
Throughout the year, the Board, along with Mr. Jacobs, sought to build and strengthen the team in order to advance these efforts. The Compensation Committee believes that the 2024 compensation for our Named Executive Officers appropriately reflects the operational progress achieved by Novavax and will motivate the continued achievement of our strategic priorities and anticipated milestones in 2025 and beyond, with the goal of creating value for our stockholders. Our operational results in 2024 included the following highlights:

We announced our Sanofi partnership agreement in May 2024.
We strengthened our financial position with the sale of our Czech Republic manufacturing facility for $200 million, and in the process, reduced our go-forward annual operating costs by approximately $80 million.

We saw the acceptance of our COVID-19 BLA by the U.S. FDA.	We created a more lean and focused organization, reducing operating expenses by 40%, as compared to 2023.

We received U.S. FDA EUA for our updated COVID-19 vaccine in August 2024.	We improved our financial strength by reducing current liabilities by $1.3 billion over the last two years.

We initiated our Phase 3 CIC and stand-alone influenza trial in December 2024.	We achieved 2024 total revenue of $682 million, including $190 million in COVID-19 product sales and $492 million in licensing, royalties and other revenue.

We advanced our new early-stage pipeline identifying focus on four assets: C. diff, varicella-zoster virus, pandemic flu, and an RSV combination.	We strengthened our cash position, ending 2024 with combined cash, marketable securities and accounts receivables of approximately $1 billion.

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Executive Officers and Compensation

Executive Transitions
Effective June 30, 2024, Dr. Dubovsky retired from his position of President, Research and Development. In connection with his retirement, the Company and Dr. Dubovsky entered into a consulting agreement pursuant to which Dr. Dubovsky will provide consulting services to the Company following his retirement and will receive certain payments and benefits.
OBJECTIVES OF THE EXECUTIVE COMPENSATION PROGRAM
The Compensation Committee believes the compensation for our executive officers should be designed to attract, retain, and reward highly qualified executive officers responsible for the success of Novavax and should be determined within a framework that rewards performance and aligns the interests of the executive officers with the interests of the Company’s stockholders.
Within this overall philosophy, the Compensation Committee’s objectives are to:

Attract and retain highly qualified executives	Align executive compensation with competitive market practices	Align executives’ interests with those of our stockholders	Reward executives for meeting the strategic goals and objectives of the Company	Reward strong individual performance

Attract and Retain Highly Qualified Executives
Our executive compensation program is designed to attract, motivate, and retain, from a limited pool of available talent, individuals who are highly experienced with proven records of success, and to provide total compensation that is competitive with Company peers within the biotechnology and pharmaceutical industries.

Align Executives’ Interests with Those of Our Stockholders
The Compensation Committee believes that Novavax’ long-term success depends upon aligning executives’ and stockholders’ interests. To support this objective, Novavax provides executive officers with the opportunity to receive equity grants in various forms. We consider grants of stock options to align the interests of our executives with our stockholders’ interests because value is created in such grants only when the value of Common Stock appreciates after the grant. We also view RSUs granted to our executive officers as important incentives, designed to encourage retention and stock ownership as well as value creation.
For a discussion of equity grants made to our NEOs, see “Equity Awards” below.

Reward Executives for Meeting Strategic Goals and Objectives of the Company
The Compensation Committee believes a significant portion of an executive officer’s total compensation should reflect overall Company performance. The executive compensation program rewards the Company’s executive officers for achieving specified corporate performance goals, as well as goals that fall within their individual functional areas. Incentives are based on meeting criteria in each of these categories and reflect the executive officer’s overall contribution to the Company’s performance. The Compensation Committee also believes that it is appropriate to partially reward our executive officers for their contributions to important corporate performance goals that are partially, but not fully, achieved.

Reward Strong Individual Performance
As described under “Incentive Cash Bonus Program” below, the Compensation Committee assessed individual performance for each of Mr. Kelly, Mr. Trizzino, Mr. Casey, and Ms. O’Hara and determined that such individual performance was achieved at a level of 110%, 84%, 107%, and 125% of target, respectively. Each executive’s bonus payout was different in 2024, which reflects each executive’s individual performance and contributions and areas of oversight.

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Mr. Jacobs’ 2024 annual bonus was based 100% on achievement of the 2024 Objectives, as described below.
OVERSIGHT AND OPERATION OF THE EXECUTIVE COMPENSATION PROGRAM
The Compensation Committee is appointed by the Board to assist in the development, review, and approval of the compensation of the Company’s directors and executive officers, as well as the development of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program and details of the Committee’s charter, see the section titled “Information Regarding the Board and Corporate Governance Matters — Compensation Committee” beginning on page 14 of this Proxy Statement.
The CEO evaluates and provides to the Compensation Committee performance assessments and compensation recommendations for each executive officer other than himself. The Board Chairman, in concert with the Compensation Committee, evaluates the CEO’s performance and makes compensation recommendations for the CEO to the Compensation Committee. The Compensation Committee considers the CEO’s and the Board Chairman’s recommendations, information provided by the Human Resources team, and advice provided by its compensation consultant in its deliberations regarding executive compensation and determines the compensation of the executive officers based on such deliberations. In 2024, the CEO and the Executive Vice President, Chief Human Resources Officer generally attended Compensation Committee meetings, but, other than to address specific questions from the Compensation Committee, were not present for executive sessions or any discussion of their own compensation.

Independent Compensation Consultant
The Compensation Committee retains an independent compensation consulting firm to assist and advise on executive and Board compensation. As required by rules adopted by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Compensation Committee engaged Pearl Meyer as an independent compensation consultant after assessing Pearl Meyer’s independence. Based upon this assessment, it was determined that the engagement of Pearl Meyer did not raise any conflicts of interest or similar concerns. The Compensation Committee assesses Pearl Meyer’s independence and potential conflicts of interest on a regular basis and no less than annually.
Our outside compensation consultant is independent, reports directly to the Compensation Committee, and advises on compensation levels and practices. The role of the Compensation Committee’s independent compensation advisor includes:
•Reviewing executive compensation marketplace trends and best practices;
•Informing the Compensation Committee of regulatory developments relating to executive compensation practices;
•Advising the Compensation Committee on peer companies for compensation plan designs and competitive pay levels;
•Assessing the competitiveness and appropriateness of compensation plans and pay levels;
•Generally advising the Compensation Committee on other relevant matters; and
•Providing compensation risk assessments.
Pearl Meyer is authorized by the Compensation Committee to work with certain executive officers of the Company, as well as other employees in the Company’s Human Resources, Legal, and Finance departments in connection with its work on behalf of the Compensation Committee.
PROCESS FOR SETTING EXECUTIVE COMPENSATION
Generally, compensation packages for each executive officer are analyzed and discussed separately at the first Compensation Committee meeting each year. Prior to that meeting, the Compensation Committee’s independent compensation consultant performs a comprehensive competitive analysis on the compensation package for each executive officer. In the fourth quarter of 2023, Pearl Meyer completed a thorough competitive analysis for 2024 executive compensation, and this analysis was used by the Compensation Committee to inform decisions made regarding base salaries, target incentive cash bonus opportunities, and equity awards granted to our executive officers.

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Pearl Meyer followed a similar process in 2024 to assist the Compensation Committee in determining 2025 compensation arrangements for our NEOs.

Use of Market Data
When determining overall compensation for 2024, the Compensation Committee reviewed an analysis, provided by Pearl Meyer, based on relevant market data from a combination of life sciences industry compensation survey data and compensation information from an individual set of comparable publicly traded companies (the “Peer Group”), collectively referred to as “Comparative Market Data.”
The Compensation Committee selected the companies in the Peer Group with the assistance of Pearl Meyer based on factors including, but not limited to, the following:
•industry sector
•stage of development
•market capitalization
•business focus
•employee headcount
The Peer Group utilized in 2024 consists of the following 20 companies:

•ACADIA Pharmaceuticals Inc. •Alkermes plc •Amarin Corporation plc •Amneal Pharmaceuticals, Inc. •Amphastar Pharmaceuticals, Inc. •ANI Pharmaceuticals, Inc. •BioCryst Pharmaceuticals, Inc.
•Corcept Therapeutics Incorporated
•Dynavax Technologies Corporation
•Emergent BioSolutions Inc.
•Halozyme Therapeutics, Inc.
•lnsmed Incorporated
•Intercept Pharmaceuticals, Inc.
•Organogenesis Holdings Inc.
•Pacira BioSciences, Inc. •PTC Therapeutics, Inc. •Supernus Pharmaceuticals, Inc. •Ultragenyx Pharmaceutical Inc. •Vanda Pharmaceuticals Inc. •Vir Biotechnology, Inc.

In addition to the Peer Group, Pearl Meyer provided industry and size-appropriate compensation survey data for Named Executive Officer positions where an adequate peer group sample was not available.
For 2024, Pearl Meyer benchmarked each executive officer’s current total cash compensation against the 50th percentile of the Comparative Market Data. The Compensation Committee determined that this benchmarking was appropriate for targeting compensation opportunities, such as target bonus levels, with actual compensation levels, such as earned bonuses, reflecting the Company’s and the individual’s performance.

Internal Factors
In addition to Comparative Market Data, the Compensation Committee considers various internal factors when evaluating compensation decisions. These factors include, but are not limited to, internal equity, an executive’s experience both broadly and in his or her current role, the scope of the role, individual performance, contributions, and how critical the role is to the Company’s business objectives and long-term business strategy. These factors help ensure the Company is fair in its compensation practices across roles similar in scope and level of responsibility.

Say on Pay Vote Results
We conducted our most recent advisory vote on executive compensation at our 2024 Annual Meeting of Stockholders. The Board and the Compensation Committee value the opinions of our stockholders. Close attention was given to the outcome of this vote even though it is non-binding. Approximately 73.6% of the votes cast on the advisory vote on executive compensation were in favor of our Named Executive Officer compensation as disclosed in our 2024 proxy statement.

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We continued our stockholder outreach in 2024 and the information we obtained from these engagements is highly valued. We contacted our top stockholders representing approximately 52% of our institutional ownership and 36% of shares outstanding. Through this outreach we sought continued alignment with our stockholders on how to further enhance the design of our executive compensation program to achieve our shared objectives.
WHAT THE COMPENSATION PROGRAM IS DESIGNED TO REWARD

Company & Individual Performance
The executive compensation program is designed to reward both individual and Company performance. Because of the key roles the executive officers play in the success of the Company, a significant portion of the achievement of corporate goals and the Committee’s assessment of overall Company Performance is reflective of the executive officers’ individual performance. Accordingly, a significant portion of an executive officer’s total compensation package is based on the Company’s performance and the achievement of designated corporate goals. In 2024, the Company set four corporate objectives (“2024 Objectives”), that are described below under “2024 Performance and Outcomes.” In addition, the Compensation Committee also evaluated individual performance for our currently employed Named Executive Officers, other than our CEO, whose incentive compensation was based entirely on achievement of the 2024 Objectives and overall Company Performance and the discretion of the Board.
ELEMENTS OF COMPENSATION
The Compensation Committee believes the most effective executive compensation program is one that:
•provides a competitive base salary
•rewards the achievement of established goals and objectives
•provides an incentive for retention
•aligns compensation with the interest of stockholders
For this reason, the executive compensation program is comprised of three primary elements:
(i)base salary — the base salary provides recognition of an individual’s role, responsibility, and experience
(ii)an incentive cash bonus program — variable pay designed to reward achievement of objectives and overall business performance
(iii)equity awards — variable compensation that promotes a culture of ownership and aligns the interests of the executive with those of the stockholders
The Compensation Committee believes these three elements provide an effective way to motivate and retain executive officers.
The Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, but generally seeks to provide an overall executive compensation package designed to attract and retain highly qualified executive officers, align their compensation with competitive market practices, align their interests with the interests of our stockholders, and reward them for meeting the strategic goals and objectives of the Company as well as strong individual performance.

Base Salary
The Compensation Committee’s philosophy is to maintain base salaries at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve the Company’s goals over the long term. The Compensation Committee determined to provide annual base salary increases for our Named Executive Officers for 2024. The Compensation Committee considered Comparative Market Data, and the internal factors described above, as well as retention and succession considerations in determining salary increases.

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The base salaries for our currently employed NEOs as of December 31, 2024, were:

Executive(1)	Base Salary ($)	Percentage Increase in Base Salary from December 31, 2023	Nature of Increase
John C. Jacobs	770,000	10.0%	Merit & Market Adjustment
James P. Kelly	556,200	8.0%	Merit & Market Adjustment
John J. Trizzino	587,100	3.0%	Merit
Mark J. Casey	561,000	2.0%	Merit
Elaine O'Hara	540,800	4.0%	Merit
(1)Dr. Dubovsky is not included in this table because he retired effective June 30, 2024. His annual salary at time of departure was $685,568.

Incentive Cash Bonus Program
The 2024 incentive cash bonus program was designed to motivate and reward executive officers for the achievement of specific corporate objectives and to drive overall Company performance. The purpose of the incentive cash bonus program is to align company, departmental, and individual goals throughout the Company and to provide an incentive that further ties compensation to individual contribution and teamwork.
A target bonus for each Named Executive Officer is set as a percentage of the executive officer’s base salary, with such percentages based on market data, although the ultimate amount of any bonus payout is at the discretion of the Compensation Committee and based on the level of achievement of applicable bonus plan objectives and an assessment of overall Company performance.

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2024 PERFORMANCE AND OUTCOMES
During the first quarter of 2025, the Compensation Committee reviewed the Company’s performance related to the 2024 Objectives, as well as overall Company performance considerations. The following table summarizes its conclusions regarding these objectives:

2024 Objectives	Target Weight	Achievement	Achievement Percent	Explanation
Deliver Nuvaxovid	45%	Partially Met Objective	20%	-	US Market: Prefilled syringe available under EUA approval to supply service demand levels EU/International Markets: UDV present but not in sufficient quantities to meet full demand
					Failed to meet revenue target set for the year
Improve Financial Health	25%	Met / Exceeded Objective	28%		Opex Management: delivered expense reduction of >$500M
				+	Improve Cash Balance: Improved in excess of $800M
Advance the Portfolio	25%	Met / Exceeded Objective	33%		Clinical Programs: Aligned with FDA on clinical program design
				+	Business Development: Transformational Sanofi partnership
Evolve Company Capabilities and Culture	5%	Met Objective	5%
Initiated program to redefine enterprise strategy
Retain capabilities: met voluntary turnover at target
Advanced ESG: published first ESG report
Ethics and Compliance: embedded in all aspects of operations

Total Core Goals	100%		86%
Overall Corporate Performance (Discretionary)			+21%
Achievements including, but not limited to:
•Negotiation and delivery of a multi-year partnership agreement with Sanofi
•Successful divestiture of the Novavax CZ manufacturing facility
•Strengthening of Novavax Balance Sheet, leading to the removal of the “Going Concern” disclosure
•Redefinition of Corporate strategy to focus as a R&D focused organization leveraging our proven technology platforms

2024 Corporate Achievement Payout			107%
As described above, for 2024, the Board set four corporate objectives (“2024 Objectives”): Deliver Nuvaxovid (45%), Improve Financial Health (25%), Advance the Corporate Portfolio (25%), and Evolve Company Capabilities and Culture (5%). The maximum cash bonus amount for fiscal 2024 was capped at achievement of 150% of target. During the first quarter of 2025, the Compensation Committee reviewed the Company’s

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performance related to the 2024 Objectives. As described above under “2024 Performance and Outcomes,” the overall achievement of the 2024 Objectives was 86%. In addition to its assessment of corporate performance against the pre-established 2024 Objectives, the Compensation Committee also considered the overall Company performance in 2024 not contemplated in the original goals, and as a result increased the level of the 2024 corporate achievement to 107%. In reaching this decision, the Compensation Committee considered the scale and complexity, as well as the near-term and long-term value of these achievements to the Company.
These additional achievements considered by the Compensation Committee included:
•Negotiation and delivery of a multi-year partnership agreement with Sanofi
•Successful divestiture of the Novavax CZ manufacturing facility
•Strengthening of Novavax Balance Sheet, leading to the removal of the “Going Concern” disclosure
•Redefinition of Corporate strategy to focus as a R&D focused organization leveraging our proven technology platforms
For each of our currently employed NEOs (except for Mr. Jacobs, whose 2024 annual bonus was based 100% on achievement of the 2024 Objectives and overall Company performance as outlined above), the Compensation Committee reviewed the assessment and recommendation provided by Mr. Jacobs, for each such NEO’s individual contribution to company performance as outlined below:

Named Executive Officer	2024 Individual Performance Against Key Individual Objectives
James P. Kelly	•Negotiation and support of Sanofi partnership agreement •Support and negotiation of Novavax CZ divestiture process •Oversight of improvements to Novavax financial position
John J. Trizzino	•Market readiness for 2024-25 Covid Season •Operationalization of Sanofi partnership agreement
Mark J. Casey	•Negotiation and support of Sanofi partnership agreement •Support and negotiation of Novavax CZ divestiture process •Oversight of Novavax legal matters, including critical settlement activities
Elaine O’Hara	•Delivery and leadership of Sanofi partnership agreement •Leadership of Novavax CZ divestiture process •Renegotiation of certain supply and partnership agreements
Based on the CEO’s assessment of, and the Compensation Committee’s review of, individual performance, the Compensation Committee determined that each of Mr. Kelly, Mr. Trizzino, Mr. Casey, and Ms. O’Hara achieved his/her applicable individual performance metrics at 110%, 84%, 107%, and 125%, respectively, of target. The actual bonus paid to each executive, other than the CEO, was determined by multiplying the overall company achievement factor of 107% and the individual achievement factor for each executive multiplied by the target bonus value.

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The 2024 bonus targets and actual incentive cash bonus awards received for our currently employed NEOs were as follows:

Executive[1]	Bonus Target as Percentage of Base Salary	Incentive Cash Bonus Award Received ($)[2,3]	Actual Bonus as a Percentage of Target Bonus
John C. Jacobs	85%	$684,311	107%
James P. Kelly	50%	$321,229	118%
John J. Trizzino	50%	$261,911	90%
Mark J. Casey	50%	$319,562	114%
Elaine O’Hara	50%	$358,163	134%

Retention Bonuses
In early 2023, the Compensation Committee determined that it was important to retain Dr. Dubovsky’s services in order to ensure delivery of Nuvaxovid BLA and development of combined COVID-19-Influenza vaccine. In March 2023, the Compensation Committee granted Dr. Dubovsky a $500,000 cash retention bonus award, pursuant to which he is eligible to earn $250,000 if he remains employed with Novavax through the first anniversary of the award, March 7, 2024, and an additional $250,000 if he remains employed with Novavax through the second anniversary of the award, March 7, 2025. Dr. Dubovsky was paid $250,000 in 2024 and forfeited the remaining $250,000 due to his retirement.

Equity Awards
Equity awards are a fundamental incentive component in the Company’s executive compensation program because they emphasize long-term performance, as measured by creation of stockholder value, and foster a commonality of interest between stockholders and executives. In addition, they are crucial to a competitive compensation program for executive officers because they act as a powerful retention tool. The Compensation Committee believes that equity awards create appropriate incentives for rewarding our executives for increases in stock performance as a result of our efforts towards improved global health and align the executives’ interests with those of our stockholders.
The Compensation Committee has historically granted an equity mix comprised of both stock options and RSUs to executive officers. However, in 2024, the Compensation Committee determined to use a combination of stock options and RSUs for Mr. Jacobs and solely RSUs for our other executive officers. The Compensation Committee determined that this equity award structure was appropriate for 2024 to effect its objective of retention for our executive officers and encouraging stockholder value creation, while also managing share usage under our 2015 Stock incentive Plan.
In the case of stock options, the recipients are motivated by the potential appreciation in stock price above the exercise price at which they are granted. RSUs encourage continued employment as these awards require the executive to remain in continued service with the Company for three to four years before the award is fully vested. In addition, the Compensation Committee may grant equity awards that vest as the Company achieves certain performance milestones. The Compensation Committee believes it is important to tie the long-term benefit potentially realizable by the executive to a long-term commitment with Novavax.
Annual equity grants are awarded to executive officers at the discretion of the Board upon a recommendation by the Compensation Committee or at the discretion of the Compensation Committee pursuant to the authority delegated to it by the Board. In making its recommendations or determinations, the Compensation Committee
1 Dr. Dubovsky is not included in this table because he retired effective June 30, 2024, and therefore was not eligible for a 2024 bonus.
2 The 2024 bonus payouts for all NEOs were determined on a prorated basis to account for the increases in base salaries during the year.
3 Based on the CEO’s assessment of, and the Compensation Committee’s reivew of, individual performance, the Compensation Committee determined that each of Mr. Kelly, Mr. Trizzino, Mr. Casey, and Ms. O’Hara achieved his/her applicable individual performance metrics at 110%, 84%, 107%, and 125%, respectively, of target.

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considers Company performance, market data provided to the Compensation Committee by Pearl Meyer, and the individual’s scope of responsibility and performance. After reviewing guidance from Pearl Meyer based on its analysis of competitive data, annual equity awards were awarded to eligible employees, including Mr. Jacobs, Mr. Kelly, Mr. Trizzino, Mr. Casey, and Ms. O’Hara in March 2024. Future equity grants for our executive officers are expected to be delivered in a combination of performance and time-based equity in order to more closely align executives with stockholder interest and promote long-term performance of the Company.

Annual Stock Option Awards
In March 2024, the Compensation Committee awarded options to purchase shares of Common Stock to Mr. Jacobs. Each stock option vests as to 25% of the shares underlying the option on the first anniversary of the grant date and as to the remaining 75% of the shares in equal monthly installments over a three-year period, generally subject to continued service with the Company through the applicable vesting date. The following table sets forth the number of shares underlying the time-vesting stock options granted to the NEOs in 2024:

Executive	Time-Vesting Stock Options
John C. Jacobs	500,000

Annual Restricted Stock Unit Awards
In March 2024, the Compensation Committee awarded time-vesting RSUs to each of Mr. Jacobs, Mr. Kelly, Mr. Trizzino, Ms. O’Hara, Mr. Casey, and Dr. Dubovsky. Such time-vested RSUs vest in three equal annual installments on the first three anniversaries of the date of grant, in each case generally subject to continued service with the Company through the applicable vesting date. The following table sets forth the RSUs granted to each of the NEOs. In the case of Mr. Casey, the award was pro-rated given his recent hire.

Executive	Time-Vesting Restricted Stock Units
John C. Jacobs	250,000
James P. Kelly	176,000
John J. Trizzino	144,000
Elaine O'Hara	120,000
Mark J. Casey(1)	12,000
Filip Dubovsky	144,000
(1)Mr. Casey's award was pro-rated given his recent hire at the time of grant.

Clawback Policy
In June 2023, we adopted our Second Amended and Restated Recoupment Policy (the “Clawback Policy”) in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable Nasdaq listing standards, which covers our current and former executive officers. If the Company is required to prepare an accounting restatement due to material errors or non-compliance with financial reporting requirements under applicable securities laws, covered incentive-based compensation paid or awarded to covered executives will be subject to reduction and/or repayment if the amount of such compensation was calculated based on the achievement of financial results that were the subject of the restatement and the amount of such compensation

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that would have been received by the covered executives had the financial results been properly reported would have been lower than the amount actually awarded.

Stock Ownership Guidelines
In June 2021, the Board adopted the Stock Ownership Guidelines for our executive team and Board. The Stock Ownership Guidelines require that by the fifth anniversary of the guideline’s effective date (i.e., June 17, 2026) or the fifth anniversary of an individual becoming subject to the guidelines (whichever is later), that individual is required to hold a number of shares of Common Stock equivalent in value to a multiple of the individual’s salary or, in the case of directors, their annual cash retainer, as follows:

CEO	Executive Vice President and above	Non-Employee Directors

The Stock Ownership Guidelines provide that the following shares or share equivalents count towards satisfaction of the guidelines:
•shares owned outright by the executive or director or a member of his or her immediate family residing in the same household,
•shares held in trust for the benefit of the executive or director or a member of his or her immediate family residing in the same household,
•shares or share equivalents held in any Company employee stock purchase plan or deferred compensation retirement plan, and
•unvested restricted stock units.
Other unvested equity awards, vested and unexercised stock options and unearned performance-based equity awards do not count toward satisfaction of the guidelines.
Until the required ownership level is reached, covered executives and non-employee directors are required to retain at least 50% of the shares, net of applicable tax withholding and the payment of any exercise or purchase price (if applicable), received upon the vesting or settlement of equity awards or the exercise of stock options or stock appreciation rights. Once the requisite level has been achieved, ownership of the guideline amount must be maintained for as long as the individual is subject to the Stock Ownership Guidelines.
As of December 31, 2024, all of the covered executives and non-employee directors were in compliance with, or within the five-year grace period under, the Stock Ownership Guidelines.
EQUITY GRANT POLICIES AND PROCEDURES
Our practice is to grant stock options and similar awards in the ordinary course of business in connection with our annual compensation program, hiring new employees, and the retention of employees from time to time. Although we do not have a formal policy with respect to the timing of our equity award grants, we typically grant annual stock options to employees including executive officers at our regularly scheduled first quarter Compensation Committee meeting with the grant date to be effective each March after the public release of earnings for the previous fiscal year. Stock options are granted with an exercise price equal to the closing price of our common stock on the grant date.
We grant annual equity awards to non-employee directors on the date of the annual meeting of stockholders in accordance with our Non-Employee Director Compensation Policy. We do not time the granting of equity awards with any favorable or unfavorable news released by the Company. We do not take material nonpublic

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information into account when determining the timing and terms of equity awards or for the purpose of affecting the value of executive compensation. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.
PERQUISITES AND OTHER PERSONAL BENEFITS
The Company does not have any formal executive perquisite programs. From time to time, it may decide to provide other benefits that are related to a business purpose or are customary among peer public companies that may otherwise be considered perquisites. In addition, we are providing a housing and commuting allowance to each of Mr. Jacobs, Mr. Casey, and Ms. O’Hara and we provide Mr. Casey and Ms. O’Hara with an additional sum to reimburse them, respectively, for personal income taxes associated with this housing and commuting allowance. All of the currently employed NEOs are eligible to participate in the Company’s benefit plans offered to all employees, including health, dental and vision insurance, a prescription drug plan, flexible spending accounts, short- and long-term disability, life insurance, and a 401(k) plan. The currently employed NEOs are also eligible to participate in the ESPP.
EMPLOYMENT AGREEMENTS AND SEVERANCE BENEFITS
As of December 31, 2024, the Company had employment agreements in place with all of the currently employed NEOs. The employment agreements provide for certain payments if the NEO is terminated by the Company without cause or leaves for good reason. The terms of these agreements are described in greater detail in the section titled “Overview of Employment and Change in Control Agreements.” All of the currently employed NEOs are “at will” employees.
The Company has established an Amended and Restated Change in Control Severance Benefit Plan (the “Severance Plan”), which provides for severance payments to participating employees if the participant’s employment is terminated in connection with a change in control. This plan is described in greater detail in the section titled “Overview of Employment and Change in Control Agreements.” The Compensation Committee believes it is important to provide such employees with an incentive to remain with the Company amid the uncertainty that often accompanies efforts to consummate a corporate sale or similar transaction that may enhance stockholder value. All of the currently employed NEOs participate in the Severance Plan.

TAX AND ACCOUNTING IMPLICATIONS
Section 162(m) limits to $1 million the amount a company may deduct for compensation paid to certain current and former executive officers, subject to certain limited exceptions. The Compensation Committee believes its primary responsibility is to provide a compensation program that attracts, retains, and rewards the executives necessary for our success. Accordingly, the Compensation Committee has authorized, and will continue to authorize, compensation arrangements that are not deductible in whole or in part. The Compensation Committee may consider the accounting implications of significant equity-related compensation decisions.

INSIDER TRADING POLICY
Our Board has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, consultants and other covered persons which the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025.

PROHIBITION ON HEDGING AND PLEDGING OUR COMMON STOCK
Our Insider Trading Policy prohibits all directors, officers and other employees from engaging in hedging of Common Stock or similar transactions that transfer to another, in whole or in part, any of the economic consequences of ownership of Common Stock, such as put and call options and short and long sales, convertible debentures or preferred stock and debt securities (debentures, bonds and notes). Further, our

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insider trading policy provides that no director, executive officer, or vice president may engage in any transaction involving pledging of Common Stock.

COMPENSATION RISK ASSESSMENT
The Compensation Committee regularly reviews the Company’s compensation and benefits programs, policies and practices, including its executive compensation program and its incentive-based compensation programs for its executive officers, to determine whether such programs, policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Our compensation and governance-related policies are enhanced by our clawback policy, described in the section titled “Elements of Compensation — Clawback Policy” on page 45 of this Proxy Statement, as well as a policy prohibiting hedging and pledging of our securities by our directors and officers, including our NEOs, and employees, as described above. At the Compensation Committee’s direction, on an annual basis the Compensation Committee’s independent compensation consultant conducts a risk assessment of our compensation programs. The Compensation Committee and its independent compensation consultant reviewed and discussed the assessment, and the Compensation Committee concurred with the assessment that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on our business.

Compensation Committee Report
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE David M. Mott, Chair Richard H. Douglas, Ph.D. Rachel K. King Richard J. Rodgers

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

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Executive Compensation Tables
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our NEOs for the fiscal years ended December 31, 2024, 2023, and 2022, as applicable.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
John C. Jacobs	2024	752,500	—	1,347,500	2,189,350	684,311	113,800	5,087,461
President and CEO	2023	662,868	250,000	2,975,113	2,996,245	236,250	149,033	7,269,509

James P. Kelly	2024	545,900	—	948,640	—	321,229	13,720	1,829,489
EVP, Chief Financial Officer and Treasurer	2023	515,000	—	532,440	255,218	187,975	13,200	1,503,833
	2022	508,750	100,000	1,075,170	1,361,844	123,372	12,200	3,181,336

John J. Trizzino	2024	582,825	—	776,160	—	261,911	12,521	1,633,417
President and Chief Operating Officer	2023	526,250	—	604,090	603,243	131,100	13,200	1,877,883
	2022	506,250	—	1,075,170	1,361,844	122,766	12,200	3,078,230

Elaine O'Hara	2024	535,600	—	646,800	—	358,163	97,553	1,638,116
EVP, Chief Strategy Officer

Mark J. Casey, J.D. EVP, Chief Legal Officer and Corporate Secretary	2024	558,250	—	64,680	—	319,562	119,842	1,062,334
	2023	36,137	94,000	700,138	697,092	—	7,220	1,534,587

Filip Dubovsky, M.D.	2024	336,254	250,000	776,160	—	—	191,954	1,554,368
Former President, Research & Development	2023	659,200	—	406,560	669,064	186,368	13,200	1,934,392

(1)Includes amounts earned, but deferred at the election of the NEO, such as salary deferrals under the Company’s 401(k) plan.
(2)The amount reported in this column for 2024 for Dr. Dubovsky represents a Retention bonus of $250,000 For more information, see Retention Bonus section in CD&A above.
(3)The amounts reported in this column represent the grant date fair value of time-vesting RSUs granted to our NEOs in 2024, 2023, and 2022, as applicable. The grant date fair value was calculated by multiplying the number of RSUs subject to the award by the closing price of a share of Common Stock on the date of grant (or, if no closing price was reported on that date, the closing price on the immediately preceding date on which a closing price was reported), in accordance with FASB ASC Topic 718.
(4)The amounts reported in this column represent the grant date fair value of time-vesting stock options granted in 2024, 2023 and 2022, as applicable, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025.
(5)The amounts reported in this column represent annual performance bonuses awarded in 2024, 2023, and 2022, as applicable, under the Company’s incentive cash bonus program. For a description of the 2024 incentive cash bonus program, see page 41 in the CD&A.
(6)For 2024, All Other Compensation consisted of (i) employer matching contributions to the Company’s 401(k) plan for Mr. Jacobs ($13,800), Mr. Kelly ($13,720), Dr. Dubovsky ($12,336), Mr. Trizzino ($12.521), Ms. O’Hara ($13,800) and Mr. Casey ($13,800); (ii) housing allowance provided to Mr. Jacobs ($100,000); (iii) commuting allowance provided to Mr. Casey ($106,042, including $34,043 to reimburse Mr. Casey for personal income taxes associated with the commuting allowance) and Ms. O’Hara ($83,753, including $23,753 to reimburse Ms. O’Hara for personal income taxes associated with the commuting allowance); (v) accrued but unused paid time off paid on

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retirement to Dr. Dubovsky ($73,745); and consulting fees for services provided by Dr. Dubovsky following his retirement ($90,000), as well as COBRA premiums paid on his behalf under his consulting agreement ($15,873).
GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth information with respect to incentive equity awards and other plan-based awards granted to our NEOs during the fiscal year ended December 31, 2024:

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Grant Date		All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards(4) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
	Target ($)	Maximum ($)		Approval Date
John C. Jacobs	639,544	959,316
			3/1/2024	1/23/2024	—	500,000	5.39	2,189,350
			3/1/2024	1/23/2024	250,000	—	—	1,347,500

James P. Kelly	272,922	409,383
			3/1/2024	1/23/2024	176,000	—	—	948,640

John J. Trizzino	291,401	437,102
			3/1/2024	1/23/2024	144,000	—	—	776,160

Elaine O'Hara	267,786	401,679
			3/1/2024	1/23/2024	120,000	—	—	646,800

Mark J. Casey, J.D.	279,117	418,676
			3/1/2024	1/23/2024	12,000	—	—	64,680

Filip Dubovsky, M.D.	340,274	510,411
			3/1/2024	1/23/2024	144,000	—	—	776,160
(1)The target cash bonus amount for fiscal 2024 was based on achievement of 100% of the 2024 Objectives (and, if applicable, 100% of individual performance objectives) and the individual’s earned base salary for 2024 and represented 85% of Mr. Jacobs’ base salary, and 50% of each of Messrs. Kelly’s, Casey’s and Trizzino’s, and Ms. O’Hara’s base salary. The maximum cash bonus amount for fiscal 2024 was capped at achievement of 150% of target. The target and maximum amounts reported in the table blended basis to account for the increase to NEO’s base salary during the year. Dr. Dubovsky was not eligible for a cash bonus due to his retirement effective June 30, 2024. The values for Dr. Dubovsky’s target and maximum cash bonus amounts are based on employment through December 31, 2024.
(2)Represents time-vesting RSUs granted under the 2015 Stock Plan that vest in three equal annual installments on the first three anniversaries of the grant date. In each case, vesting is generally subject to the NEO’s continued service with the Company through the applicable vesting date.
(3)Represents time-vesting stock options granted under the 2015 Stock Plan. These stock options have a ten-year term and vest as to 25% of the shares underlying the option on the first anniversary of the grant date and as to the remaining 75% of the shares in equal monthly installments thereafter over a three-year period, in each case generally subject to the NEO’s continued service with the Company through the applicable vesting date.
(4)The stock options granted to the NEOs have an exercise price equal to the closing price of a share of Common Stock as reported on Nasdaq on the date of grant (or, if no closing price is reported on that date, the closing price on the immediately preceding date on which a closing price was reported).
(5)With respect to stock options and RSUs granted to each of our NEOs reflects the grant date fair value of each RSU and option award, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount for options are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025. The grant date fair value of the RSU awards was determined by multiplying the number of RSUs subject to the award by the closing price of a share of Common Stock on the date of grant (or, if no closing price was reported on that date, the closing price on the immediately preceding date on which a closing price was reported). For Mr. Erck, reflects the incremental fair value, calculated in accordance with FASB ASC Topic 718, associated with the modifications to his stock options in connection with his retirement.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
During 2024, each of the currently employed NEOs was party to an employment agreement that provides for a base salary and other benefits. The currently employed NEOs were eligible to participate in the 2015 Stock Plan and the ESPP, and our benefit plans and programs during 2024. Each of the currently employed NEO’s annual cash bonus opportunity was established and determined pursuant to the 2024 Objectives, as more fully described in the CD&A above. During 2024, each currently employed NEO was granted equity awards of stock options or RSUs that are eligible to vest based on continued service.
The severance arrangements with the NEOs and the effect of a change in control on their outstanding equity awards are described below under “Overview of Employment and Change in Control Agreements.”
The consulting agreement with Dr, Dubovsky that we entered into with him at the time of his retirement is described below under “Overview of Employment and Change in Control Agreements.”

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OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR END
The following table sets forth certain information with respect to the value of all outstanding equity awards held by the NEOs as of December 31, 2024:

		Option Awards(1)				Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
John C.	1/23/2023	139,293	151,407	11.92	1/23/2033	—	—
Jacobs	1/23/2023	—	—	—	—	166,393	1,337,800
	3/1/2024	—	500,000	5.39	3/1/2034	—	—
	3/1/2024	—	—	—	—	250,000	2,010,000

James P.	8/16/2021	11,833	2,367	229.31	8/16/2031	—	—
Kelly	3/10/2022	14,256	6,481	77.77	3/10/2032	—	—
	3/10/2022	—	—	—	—	4,608	37,048
	3/7/2023	18,528	23,822	6.97	3/7/2033	—	—
	3/7/2023	—	—	—	—	24,446	196,546
	3/1/2024	—	—	—	—	176000	1,415,040

John J.	3/5/2015	9,999	—	178.80	3/5/2025(5)	—	—
Trizzino	12/15/2017	3,341	—	27.60	12/15/2027	—	—
	12/13/2018	10,423	—	46.00	12/13/2028	—	—
	9/26/2019	60,417		5.95	9/26/2029	—	—
	9/26/2019	11,117	—	5.95	9/26/2029	—	—
	4/17/2020	95,000		19.08	4/17/2030(6)	—	—
	12/14/2020	9,500	—	129.70	12/14/2030	—	—
	3/10/2022	14,256	6,481	77.77	3/10/2032	—	—
	3/10/2022	—	—	—	—	4,608	37,048
	3/7/2023	43,793	56,307	6.97	3/7/2033	—	—
	3/7/2023	—	—	—	—	57,780	464,551
	3/1/2024	—	—	—	—	144,000	1,157,760

Elaine	3/1/2023	29,706	38,194	6.86	3/1/2033	—	—
O'Hara	3/1/2023	—	—	—	—	39,200	315,168
	3/1/2024	—	—	—	—	120,000	964,800

Mark J.	12/11/2023	36,173	108,521	5.57	12/11/2033	—	—
Casey	12/11/2023	—	—	—	—	83,798	673,736
	3/1/2024	—	—	—	—	12,000	96,480

Filip	6/16/2020	15,000	—	52.15	6/16/2030(7)	—	—
Dubovsky, M.D.	12/14/2020	12,750	—	129.70	12/14/2030	—	—
	3/10/2022	16,632	7,561	77.77	3/10/2032	—	—
	3/10/2022	—	—	—	—	5,376	43,223
	3/7/2023	2,807	37,902	6.97	3/7/2033	—	—
	3/7/2023	—	—	—	—	38,886	312,643
	3/27/2023	3,125	31,251	6.09	3/27/2033	—	—
	3/1/2024	—	—	—	—	144,000	1,157,760
(1)All stock options and SARs included in this table were awarded under the Amended and Restated 2015 Stock Plan, or the Inducement Plan and, except as noted, vest as to 25% on the first anniversary of the grant date, and as to

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the remaining 75% in equal monthly installments over the following three years, generally subject to continued service with the Company through the applicable vesting date.
(2)All RSUs included in this table were awarded under the 2015 Stock Plan, or the Inducement Plan and, except as noted, vest in three equal annual installments on the first three anniversaries of the date of grant, generally subject to continued service with the Company through the applicable vesting date.
(3)The exercise price of stock options and base value of SARs is equal to the closing price of a share of Common Stock on the date of grant (or, if no closing price is reported on that date, the closing price on the immediately preceding date on which a closing price was reported).
(4)Amounts in this column have been calculated by multiplying the number of RSUs subject to the applicable award by $8.04, which was the closing price of the Common Stock on December 31, 2024, the last trading day in 2024.
(5)Shares subject to this stock option vest in four equal annual installments on the first four anniversaries of the date of grant, generally subject to continued service with the Company through the applicable vesting date.
(6)Represents performance- and time-vesting stock options that vest subject to the satisfaction of a performance-based vesting requirement, followed by time-based vesting. The performance metric required that the Company initiate a COVID-19 Phase 2 clinical trial within 12 months of the grant date, which occurred when the Company initiated its Phase 2 clinical trial of NVX-CoV2373 in the U.S. on August 24, 2020. As a result of the attainment of the performance objective, these options vested as to 50% of the underlying shares on August 24, 2021 and as to 50% of the underlying shares on August 24, 2022.
(7)Fifty percent of the shares subject to this option grant vest on each of the first two anniversaries of the grant date, generally subject to continued employment with the Company through the applicable vesting date.
OPTIONS EXERCISED AND STOCK VESTED
The following table sets forth certain information concerning the vesting of RSUs and exercising of Options during the fiscal year ended December 31, 2024.

	Option Awards		Stock Awards
Executive	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(3)
John C. Jacobs	—	—	83,197	354,419
James P. Kelly	—	—	54,199	405,767
John J. Trizzino	—	—	34,153	196,291
Elaine O'Hara	—	—	19,600	105,644
Mark J. Casey	—	—	41,900	369,558
Filip Dubovsky, M.D.	42,295	307,844	24,820	138,380
(1)Amounts in this column represent RSUs that vested or options that were exercised during 2024.
(2)The dollar amount in this column is determined by multiplying the excess of the fair market value of our common stock at exercise over the option exercise price, by the number of shares for which the option was exercised
(3)The dollar amount in this column is determined by multiplying the number of shares of Common Stock underlying RSUs that vested during 2024 by the closing price of a share of Common Stock on the date the RSUs vested.
OVERVIEW OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreements; Consulting Agreement
The Company has employment agreements in place with each of our currently employed NEOs. The terms “cause” and “good reason” referred to below are defined in the respective NEOs’ employment agreement.
Each employment agreement provides for a base salary subject to review each year (but, in the case of Mr. Jacobs, not subject to reduction, other than an across-the-board reduction not in excess of 10% of Mr. Jacobs’ annual base salary, applicable to all similarly situated executives of the Company) and the eligibility to receive an incentive bonus and equity awards. Salary information and the target amount of the incentive bonus are described in greater detail on page 40 in the CD&A. The amount of any incentive bonus and the form of payment (cash, equity, or some combination of the two) are at the discretion of the Board or the Compensation Committee.

The employment agreement with each NEO requires the NEO to maintain the confidentiality of the Company’s proprietary information and provides that all work product discovered or developed by the NEO in the course of the NEO’s employment belongs to the Company. In addition, in the employment agreements, the NEOs have agreed not to compete with the Company, directly or indirectly, within the United States or interfere with or solicit

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the Company’s contractual relationships, in each case during the term of his or her employment and for the duration of the 12-month period (or 18 months for Mr. Jacobs) following the termination of his or her employment.

If a currently employed NEO’s employment is terminated without “cause” or the NEO leaves the Company for “good reason”, the NEO may receive a lump sum separation payment pursuant to the employment agreements. The amount of these payments is more specifically described in the section “Potential Payments Upon Termination or Change in Control” beginning on page 58. To be entitled to such a payment, the NEO must execute and deliver to the Company a waiver and separation agreement, releasing the Company from any claims.
Mr. Jacobs’ employment agreement provides that during his employment, the Company will pay or reimburse him for housing and commuting expenses in an amount not to exceed $100,000 per year. Mr. Casey’s employment agreement provides that during his employment, the Company will pay or reimburse him for housing and commuting expenses in an amount not to exceed $6,000 per month, plus an additional sum to reimburse him for personal income taxes associated with his commuting allowance.Ms. O’Hara’s employment agreement provides that during her employment, the Company will pay or reimburse her for housing and commuting expenses in an amount not to exceed $5,000 per month, plus an additional sum to reimburse her for personal income taxes associated with her commuting allowance.

In connection with Dr. Dubovsky’s retirement from employment as President, Research and Development, effective June 30, 2024, the Company and Dr. Dubovsky entered into the Dubovsky Consulting Agreement pursuant to which Dr. Dubovsky will provide consulting services to the Company following his retirement until June 30, 2025 (subject to earlier termination, “the Dubovsky Consulting Period”). The Dubovsky Consulting Agreement provides that Dr. Dubovsky will receive a consulting fee (the”Dubovsky Consulting Fee”) of $15,000 per month in respect of his consulting services. The equity awards previously granted to Dr. Dubovsky will continue to be eligible to vest based on his continued service during the Dubovsky Consulting Period in accordance with their existing terms, and any stock options and stock appreciation rights that remain outstanding and unexercised as of the last day of the Dubovsky Consulting Period will remain exercisable for a period of 90 days thereafter. The Company will pay Dr. Dubovsky’s COBRA premiums to continue coverage (including coverage for eligible dependents) (“COBRA Premiums”) for a period up to 11 months beginning on July 1, 2024, or, if the Agreement is terminated before June 30, 2025, up to the termination of this Agreement (the “COBRA Premium Period”); provided, however, that the Company’s payment of such COBRA Premium benefits will immediately cease if, during the COBRA Premium Period, Dr. Dubovsky becomes eligible for health insurance coverage through a new employer or he ceases to be eligible for COBRA continuation coverage for any reason.

Amended and Restated Change in Control Severance Benefit Plan
In 2021, the Board adopted the Severance Plan. The purpose of the Severance Plan is to provide severance pay and benefits to employees of the Company at the level of Executive Vice President and above in the event their employment with the Company is terminated following a change in control event, to provide such employees with an incentive to remain with the Company, and help the Company consummate a strategic corporate sale or transaction that maximizes stockholder value. Each of our currently employed NEOs participates in the Severance Plan and, prior to his retirement, Dr. Dubovsky was eligible to participate in the Severance Plan. This section summarizes the terms of the Severance Plan for each of our currently employed NEOs. Dr. Dubovsky is no longer eligible for severance payments and benefits under the Severance Plan.
The Severance Plan provides for the payment of benefits upon certain triggering events. A triggering event occurs if a participant’s employment is terminated due to an “Involuntary Termination without Cause” for a reason other than cause death or disability or as a result of a “Constructive Termination” either (i) within a certain protected period set forth in the table below (not to exceed 24 months) after the effective date of a “Change in Control” or (ii) within the one-year period prior to the Change in Control but after the first day on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of the Change in Control.

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The specific periods of time following the effective date of a Change in Control during which payment of benefits under the Severance Plan may be triggered by termination, and the severance payment and benefits provided pursuant to the Severance Plan, are as follows:

Severance(1)(2)
Executive	Protected Period	Severance Payment	Continuation of Benefits Period
John C. Jacobs	24 months	24 months salary	18 months
James P. Kelly	12 months	12 months salary	12 months
Elaine O'Hara	12 months	12 months salary	12 months
John J. Trizzino	12 months	12 months salary	12 months
Mark J. Casey	12 months	12 months salary	12 months
(1)If a triggering event occurs, the participant is entitled to a lump sum severance payment; a bonus equal to 100% of the target annual performance bonus for the year in which the termination date occurred multiplied by the length in years of the participant’s severance benefit period; and an amount equal to the product of 1.02 multiplied by 12 (or 18 for Mr. Jacobs) multiplied by the monthly premium for the cost of insuring the NEO and the NEO’s eligible dependents under the company’s group health plans in which the NEO participated immediately prior to the date of such termination (the “COBRA Subsidy”).
(2)The NEOs are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and accrued but unused vacation pay, and availability for distribution of plan balances under the Company’s 401(k) plan.
In addition, all time-based equity or equity-based awards held by the participant will vest in full upon the triggering event and all performance-based equity or equity-based awards will become vested as to the number of shares that would have vested based on the greater of (A) assumed achievement of the applicable performance goals at the target level of performance and (B) actual achievement of the applicable performance goals through the date of the Change in Control, in either case determined as if any applicable service-based vesting requirement had been met. In addition, all vested awards will remain exercisable, as applicable, for a specified period (24 months for Mr. Jacobs and 12 months for Messrs. Kelly, Trizzino, and Casey, and Ms. O’Hara) or for the original term of the award, if shorter.
As used in the Severance Plan, the below terms have the following meanings:

Term	Definition
Involuntary Termination without Cause	The termination of an eligible employee’s employment which is initiated by the Company for a reason other than Cause

Cause
•conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that the eligible employee has committed a felony under the laws of the United States or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement, or any crime that results in or is intended to result in personal enrichment at the expense of the Company
•material breach of any agreement entered into between the eligible employee and the Company that impairs the Company’s interest therein
•willful misconduct, significant failure to perform the eligible employee’s duties, or gross neglect by the eligible employee of the eligible employee’s duties
•engagement in any activity that constitutes a material conflict of interest with the Company

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Term	Definition
Constructive Termination
A termination initiated by an eligible employee because any of the following events or conditions has occurred:
•a change in the eligible employee’s position or responsibilities (including reporting responsibilities) which represents an adverse change from the eligible employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; the assignment to the eligible employee of any duties or responsibilities which are inconsistent with the eligible employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; except in connection with the termination of the eligible employee’s employment for Cause or the termination of an eligible employee’s employment because of an eligible employee’s disability or death, or except resulting from a voluntary termination by the employee other than as a result of a Constructive Termination
•a material reduction in the eligible employee’s pay or any material failure to pay the eligible employee any compensation or benefits to which the eligible employee is entitled within five days of the date due
•the Company’s requiring the eligible employee to relocate his principal worksite to any place outside a 50 mile radius of the eligible employee’s current worksite, except for reasonably required travel on the business of the Company or its affiliates which is not materially greater than such travel requirements prior to the Change in Control
•the failure by the Company to continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the eligible employee was participating immediately preceding the effective date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the eligible employee
•any material breach by the Company of any provision of the Severance Plan
•the failure of the Company to obtain an agreement, from any successors and assigns to assume and agree to perform the obligations created under the Severance Plan as a result of a Change in Control

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Term	Definition

Change in Control
•A sale, lease, license, or other disposition of all or substantially all of the assets of the Company
•A consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger, or reorganization, own less than 50% of the outstanding voting power of the surviving entity and its parent following the consolidation, merger, or reorganization
•Any transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not stockholders of the Company immediately prior to their acquisition of the Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, or similar transaction and other than as part of a private financing transaction by the Company
•A change in the Incumbent Board, which occurs if the existing members of the Board on the date the Severance Plan was initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member is approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table summarizes the payments and benefits that would be payable to our NEOs as of December 31, 2024, in the event of the various termination scenarios, pursuant to the NEO’s applicable employment agreement and the Severance Plan, as applicable, including termination of employment other than for cause, termination of employment for cause, and termination of employment in connection with a change in control. Dr. Dubovsky did not receive severance payments at the time his employment terminated. The payments and benefits he is entitled to receive under the terms of the consulting agreement entered into in connection with his retirement is described above under “Employment Agreements; Consulting Agreement.”

		Triggering Event
Executive	Benefit	Termination Other Than for Cause or Resignation for Good Reason(1) ($)	Termination For Cause or Resignation Other Than for Good Reason(2) ($)	Termination as a Result of Death or Disability(3) ($)	Termination in Connection with a Change in Control(4) ($)
John C. Jacobs	Severance Payment	1,155,000	—		1,540,000
	Bonus(5)	—	—		1,279,086
	Equity Awards(6)	1,337,800	—	2,336,400	4,672,800
	Health Insurance(7)	47,620	—		47,620
	Total	2,540,420	—		7,539,506
James P. Kelly	Severance Payment	556,200	—		556,200
	Bonus(5)	—	—		272,922
	Equity Awards(6)	—	—	837,062	1,674,124
	Health Insurance(7)	31,747	—		31,747
	Total	587,947	—		2,534,993
John J. Trizzino	Severance Payment	587,100	—		587,100
	Bonus(5)	—	—		291,401
	Equity Awards(6)	—	—	859,804	1,719,608
	Health Insurance(7)	31,747	—		31,747
	Total	618,847	—		2,629,856
Elaine O'Hara	Severance Payment	540,800	—		540,800
	Bonus(5)	—	—		267,786
	Equity Awards(6)	—	—	662,518	1,325,037
	Health Insurance(7)	31,747	—		31,747
	Total	572,547	—		2,165,370
Mark J. Casey	Severance Payment	561,000	—		561,000
	Bonus(5)	—	—		279,117
	Equity Awards(6)	—	—	519,131	1,038,263
	Health Insurance(7)	25,816	—		25,816
	Total	586,816	—		1,904,196
(1)On December 31, 2024, the Company had employment agreements with Messrs. Jacobs, Kelly, Trizzino and Casey and Ms. O’Hara, which provided for a lump sum cash severance payment if the executive’s employment was terminated without “cause” or the executive resigned for “good reason” equal to 18 months’ base salary for Mr. Jacobs and 12 months’ base salary for Messrs. Kelly, Trizzino, and Casey and Ms. O’Hara. In addition, each of Messrs. Kelly, Trizzino, and Casey and Ms. O’Hara was also entitled to a payment of a specified number of months of the COBRA Subsidy (18 months for Mr. Jacobs and 12 months for Messrs. Kelly, Trizzino, and Casey and Ms. O’Hara). Mr. Jacobs was further entitled to the full accelerated vesting of the unvested portion of his stock option grant and RSU grant made by the Company on January 23, 2023 and is entitled to exercise all such outstanding vested stock options held at termination (including any accelerated options or grants) during the 90-day period following the date of termination.
(2)In the event an NEO’s employment or service is terminated for cause or the NEO resigns without good reason, the Company has no further obligation to the NEO other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date.

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(3)In the event an NEO’s employment or service is terminated as a result of Death or Disability, the Company has no further obligation to the NEO other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date, as well as the equity acceleration set forth above.
(4)On December 31, 2024, each of our NEOs (other than Dr. Dubovsky) was eligible to participate in the Severance Plan, which provides for payments and benefits upon an executive’s qualifying termination during the protected period, as described in more detail above under “Amended and Restated Change in Control Severance Benefit Plan.” Under the Severance Plan, all time-based equity or equity-based awards held by the participant will vest in full upon the triggering event and all performance-based equity or equity-based awards will become vested as to the number of shares that would have vested based on the greater of (A) assumed achievement of the applicable performance goals at the target level of performance and (B) actual achievement of the applicable performance goals through the date of the Change in Control, in either case determined as if any applicable service-based vesting requirement had been met.
(5)Bonus equals 100% of the NEO’s target annual bonus award for 2024, expressed as a monthly payment, multiplied by the participant’s severance benefit period, expressed monthly (24 months for Mr. Jacobs and 12 months for each of Messrs. Kelly, Trizzino, and Casey and Ms. O’Hara).
(6)Column (3) amounts represent the value of all unvested equity awards outstanding at the closing price on December 31, 2024 ($8.04), the last trading day in 2024, minus any applicable exercise price.
(7)Reflects the premiums for health, dental, and vision coverage under the Company’s group health insurance program. Amounts are based on the premiums in effect at December 31, 2024.

Termination as a Result of Death or Disability
In the event an NEO’s employment or service is terminated as a result of death or disability, all outstanding equity awards granted to the NEO on or after March 2016 will vest as to 50% of the unvested portion of each grant as of the termination date. Otherwise, the Company has no further obligation to the NEO other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. If the NEO dies while he is a service provider to the Company (or within three months after the date on which the NEO ceases to be a service provider), vested and exercisable options may be exercised by the NEO’s estate for one year following the NEO’s death (or until the end of the original term of the option, if earlier). If the NEO becomes disabled while he is a service provider to the Company, vested and exercisable options may be exercised by the NEO for a period of one year after the NEO ceases to be a service provider due to a disability (or until the end of the original term of the option, if earlier).

NOVAVAX, INC. 2025 PROXY STATEMENT	59

Executive Officers and Compensation
2024 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information describes the relationship of the annual and quarterly total compensation of our employees and the annual total compensation of John C. Jacobs, our President and Chief Executive Officer, who was serving as our Chief Executive Officer as of the determination date.
For 2024:

	2024 Annual Total Compensation ($)	Pay Ratio Estimate (Approximately)
Mr. Jacobs (our President and Chief Executive Officer)	5,087,461
The median of all employees, other than Mr. Jacobs	161,162
		32:1
To identify its median employee and determine the annual total compensation of that median employee and the CEO:
•The Company determined that, as of December 31, 2024, its employee population consisted of approximately 976 individuals, with approximately 779 employees based in the United States, 22 employees located in the Czech Republic, 158 employees located in Sweden, 10 employees located in Switzerland, 3 employees located in the United Kingdom, 1 employee located in Spain, 2 Employees located in Italy and 1 employee located in Germany. All employees are included, whether employed as full-time, part-time, temporary, or seasonal employees, and compensation was annualized for any full-time employee that was not employed for all of fiscal year 2024.
•We identified our median employee by reviewing compensation data reflected in payroll records consisting of base salary and annual and quarterly cash incentive payments, which was consistently applied to all employees included in the calculation. Base salary and annual and quarterly cash incentive payments were used because they represent the Company’s principal broad-based compensation elements.
•No cost-of-living adjustments were made in identifying the median employee. For compensation of employees located in the Czech Republic, Germany, Sweden, Switzerland, Spain, Italy and the United Kingdom, the exchange rate used was the same as for financial statement translation purposes at December 31, 2024.
•All of the elements of such employee’s compensation for 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, were totaled, resulting in annual total compensation of $161,162.
The CEO Pay Ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records, and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the CEO Pay Ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table reports the compensation of our CEO (our Principal Executive Officer, or PEO) and the average compensation of the Named Executive Officers other than our PEO (Other NEOs or Non-PEO NEOs) as reported in the Summary Compensation Table in our proxy statements for the past five years, as well as their “compensation actually paid” (CAP), as calculated pursuant to SEC rules and certain financial performance measures required by the rules. The Compensation Committee

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did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

							Value of Initial Fixed $100 Investment Based On:
Year(1) (a)	Summary Compensation Table Total for Former PEO(2) (b)	Compensation Actually Paid to Former PEO(3) (c)	Summary Compensation Table Total for Current PEO(2A) (d)	Compensation Actually Paid to Current PEO(3A) (e)	Average Summary Compensation Table Total for Non-PEO NEOs(4) (f)	Average Compensation Actually Paid to Non-PEO NEOs(5) (g)	Total Shareholder Return(6) (h)	Peer Group Total Shareholder Return(7) (i)	Net Income (Loss) (in thousands)(8) (j)	Revenue (in thousands)(9) (h)
2024	$—	$—	$5,087,461	$7,106,840	$1,543,545	$2,097,066	$202	$94	$(187,499)	$682,162
2023	$3,827,483	$144,984	$7,269,509	$3,775,263	$1,712,674	$1,290,595	$121	$93	$(545,062)	$983,705
2022	$8,401,283	$(36,557,042)	$—	$—	$3,337,772	$(11,909,621)	$258	$79	$(657,939)	$1,981,872
2021	$1,118,030	$43,604,574	$—	$—	$1,546,408	$10,871,879	$3,595	$108	$(1,743,751)	$1,146,290
2020	$48,086,018	$84,787,218	$—	$—	$17,068,972	$29,793,244	$2,802	$155	$(418,259)	$475,598
(1)Mr. Stanley C. Erck served as our former President and Chief Executive Officer, during 2020, 2021, 2022 and 2023, until he retired from such position on January 23, 2023. Mr. John C. Jacobs has served as our President and Chief Executive Officer since January 23, 2023. The Other NEOs reflected in columns (f) and (g) above represent the following individuals for each of the years shown:
2024 – James Kelly, Elaine O'Hara, Filip Dubovsky M.D., John Trizzino, and Mark Casey
2023 – James Kelly, Filip Dubovsky M.D., John Trizzino, and Mark Casey
2022 – James Kelly, John Trizzino, Gregory Glenn, and John Herrmann III
2021 – James Kelly, Gregory Covino, John Trizzino, Gregory Glenn, and John Herrmann III
2020 – Gregory Covino, John Trizzino, Gregory Glenn, and John Herrmann III
(2)(2A)(4)    The dollar amounts reported in column (b) and column (d) are the amounts of total compensation reported for Mr. Erck and Mr. Jacobs, respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. The dollar amounts reported in column (f) represent the average of the amounts reported for the Company’s Other NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation – Executive Compensation Tables – Summary Compensation Table.”
(3)(3A)(5)    The dollar amounts reported in column (c) and column (e) represent the amount of “compensation actually paid” to Mr. Erck and Mr. Jacobs, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the Other NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our current PEO, our former PEO, or the Other NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our PEOs’ and the Other NEOs’ total compensation for each year to determine the compensation actually paid for 2024:

NOVAVAX, INC. 2025 PROXY STATEMENT	61

Executive Officers and Compensation

	2024
	Current PEO	Non-PEO NEOs
Summary Compensation Table Total	$5,087,461	$1,543,545
Adjustments
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table(a)	$(3,536,850)	$(642,488)
Year End Fair Value of Equity Awards Granted in the Year	$4,638,600	$726,816
Change in Fair Value of Outstanding and Unvested Equity Awards based on Change in Fair Value from Prior Year End to Applicable Year End	$800,760	$203,766
Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Applicable Year based on Change in Fair Value from Prior Year End to Vesting Date	$116,869	$210,782
Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	$—	$121,536
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$—	$(66,891)
Total Equity Award Adjustments	$2,019,379	$553,521
Compensation Actually Paid	$7,106,840	$2,097,066
(a)Compensation Actually Paid excludes the amounts reported in the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table.
For the values of equity awards included in the above table, fair values are calculated in accordance with FASB ASC Topic 718. which, in the case of performance-based awards, are based on the probable outcome of the performance conditions as of the applicable measuring date or actual performance results approved by the Compensation Committee as of the applicable vesting date. Otherwise, the valuation assumptions used to calculate fair values did not materially differ from those used in our disclosures of fair value as of the grant.
(6)Represents the cumulative total return on $100 invested in the Company’s Common Stock as of the last day of public trading of the Company’s Common Stock in fiscal year 2019 through the last day of public trading of the Company’s Common Stock in the applicable fiscal year for which the cumulative total return is reported. The Company did not pay dividends for any of 2024, 2023, 2022, 2021, or 2020.
(7)Represents the weighted cumulative total return on $100 invested as of the last day of public trading in fiscal year 2019 through the last day of public trading in the applicable fiscal year for which the cumulative total return is reported, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Russell 2000 Growth Biotechnology Subsector Index for all four fiscal years disclosed, which is the same peer group used in our Annual Report on Form 10-K for each of these years for purposes of Item 201(e) of Regulation S-K. The return of this index is calculated assuming reinvestment of dividends during the period presented.
(8)The dollar amounts reported represent the amount of net income (loss) reflected in our Annual Report on Form 10-K for the applicable year.
(9)The dollar amounts reported represent the amount of revenue reflected in our Annual Report on Form 10-K for the applicable year. We have identified revenue as our company selected measure (“CSM”) as we believe it represents the most important financial performance measure used to link compensation actually paid to our NEOs to Company performance.

Graphs & Narratives
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

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Executive Officers and Compensation
(1)TSR: Company versus Peer Group
The following chart compares (i) the cumulative total return on $100 invested as of the end of fiscal year 2019 in the Company’s Common Stock and (ii) the weighted cumulative total return on $100 invested as of the end of fiscal year 2019 for the Russell 2000 Growth Biotechnology Subsector Index, in each case, for the five most recently completed fiscal years:

Company TSR vs Peer Group TSR
Value of Initial Fixed $100 Investment
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
$100
$2,802
$3,595
$258
$121
$202
$100
$155
$108
$79
$93
$94
2019
2020
2021
2022
2023
2024
Company TSR
Peer Group TSR

NOVAVAX, INC. 2025 PROXY STATEMENT	63

Executive Officers and Compensation
(2)TSR: Compensation Actually Paid and Cumulative TSR
The following chart compares compensation actually paid to (i) the cumulative total return on $100 invested as of the end of fiscal year 2019 in the Company’s Common Stock and (ii) the weighted cumulative total return on $100 invested as of the end of fiscal year 2019 for the Russell 2000 Growth Biotechnology Subsector Index, in each case, for the five most recently completed fiscal years:

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Executive Officers and Compensation
(3)Net Income: Compensation Actually Paid and Net Income (Loss)
The following chart compares compensation actually paid to our net income (loss) during the five most recently completed fiscal years:

CAP vs. Net Income
$100.0
$80.0
$60.0
$40.0
$20.0
$—
$(20.0)
$(40.0)
$(60.0)
CAP (In Millions)
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$—
$(1,000,000)
$(2,000,000)
$(3,000,000)
Net Income (In Thousands)
$84.8
$29.8
$43.6
$10.9
$(11.9)
$(36.6)
$0.1
$1.3
$3.8
$2.1
$7.1
$(418,259)
$(1,743,751)
$(657,939)
$(545,062)
$(187,499)
2020
2021
2022
2023
2024
Compensation Actually Paid (Former PEO)
Avg. Compensation Actually Paid (Non-PEO NEO)
Compensation Actually Paid (Current PEO)
Net Income

NOVAVAX, INC. 2025 PROXY STATEMENT	65

Executive Officers and Compensation
(4)Compensation Actually Paid and Company Selected Measure – Revenue
The following chart compares compensation actually paid to our revenue during the five most recently completed fiscal years:

CAP vs. Revenue
$100.0
$80.0
$60.0
$40.0
$20.0
$—
$(20.0)
$(40.0)
$(60.0)
CAP (In Millions)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$—
$(500,000)
$(1,000,000)
$(1,500,000)
Revenue (In Thousands)
$84.8
$475,598
$29.8
$1,146,290
$43.6
$10.9
$1,981,872
$(11.9)
$(36.6)
$983,705
$0.1
$3.8
$1.3
$682,162
$7.1
$2.1
2020
2021
2022
2023
2024
Compensation Actually Paid (Former PEO)
Avg. Compensation Actually Paid (Non-PEO NEO)
Compensation Actually Paid (Current PEO)
Revenue

Financial Performance Measures
The performance measures listed below represent the most important financial performance measures used by the Company to link compensation actually paid to the current PEO and the Other NEOs in 2024 to the Company’s performance:
•Revenue (our CSM)
•Relative TSR (the Company’s TSR as compared to a peer group)
•Net income

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AUDIT MATTERS

Proposal 3—Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025
The Audit Committee, comprised solely of independent directors, has appointed the firm Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification is not required by the Company’s By-laws or otherwise, the Company believes it is advisable to give stockholders an opportunity to ratify this selection.
The affirmative vote of the majority of the shares present in person virtually or represented by proxy at the Annual Meeting and voting on this proposal shall constitute ratification of the appointment of Ernst & Young LLP. If the appointment of Ernst & Young LLP as the Company’s independent auditor is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Company and its stockholders. If the stockholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but may proceed with the retention of Ernst & Young LLP if it deems it to be in the best interest of the Company and its stockholders.
Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to address the Annual Meeting if they desire to do so. They will also be available to respond to appropriate questions from stockholders.
Fees and Services
The following table shows the fees billed to the Company by Ernst & Young LLP for professional services rendered as the Company’s independent registered public accounting firm in the 2024 and 2023 fiscal years.

	Fiscal Year Ending December 31,
	2024	2023
E&Y Fee Category	($)	($)
Audit fees	4,551,990	4,263,442
Audit-related fees	—	—
Tax fees	1,736,421	1,818,107
All other fees	—	—
Total fees	6,288,411	6,081,549
Audit fees. Consists of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for 2024 and 2023 and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q. These amounts included fees billed for annual financial statement and internal control audits, quarterly reviews, consultations on accounting matters, and registration statement filings and consents.
Audit-related fees. Consists of fees for assurance and related services that were reasonably related to the performance of the independent registered public accounting firm’s audit or review of the Company’s financial statements.
Tax fees. Consists of fees for professional services rendered for tax compliance, tax advice, and tax planning for the Company. Tax fees related to tax compliance, including the preparation, review and filing of tax returns, was $926,220 and $711,235 for the years ended December 31, 2024 and 2023, respectively. These amounts represent those billed for tax return preparation for the Company and its subsidiaries.

NOVAVAX, INC. 2025 PROXY STATEMENT	67

Audit Matters
All other fees. Consists of fees for products and services provided other than those described above.
Audit Committee Pre-Approval Policies and Procedures
As contemplated by applicable law and as provided by the Audit Committee’s charter, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of the Company’s independent registered public accounting firm. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee’s policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm’s independence, in appearance or fact.
Under the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require separate pre-approval by the Audit Committee. If fees for a proposed service of a type that has been pre-approved exceed the pre-approved amount, the Audit Committee and the independent registered public accounting firm must confer, and the Audit Committee must grant its approval before further work may be performed. For audit services (including the annual financial statement audit, quarterly statement reviews, and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company’s consolidated financial statements), the independent registered public accounting firm must provide to the Audit Committee in advance an engagement letter, outlining the scope of audit services proposed to be performed with respect to the audit for that fiscal year and associated fees. If, in advance of its meeting, the Audit Committee agrees to the engagement letter, the engagement will be formally accepted by the Audit Committee at its next regularly scheduled meeting.
All permissible non-audit services not specifically approved in advance must be separately pre-approved by the Audit Committee, as noted above, with the exception of certain services of limited financial expense for which the Audit Committee has authorized the Audit Committee Chair to hire at their discretion. Generally, requests or applications to provide services must be in writing and include a description of the proposed services, the anticipated costs and fees, and the business reasons for engaging the independent registered public accounting firm to perform the services. The request must also include a statement as to whether the request or application is consistent with SEC rules on registered public accounting firm independence.
To ensure prompt handling of unexpected matters, the Audit Committee has delegated authority to pre-approve audit and permissible non-audit services between regularly scheduled meetings of the Audit Committee to its Chair, who is responsible for reporting any pre-approval decisions to the Audit Committee at its next scheduled meeting. Except as noted above, the Audit Committee has not and will not delegate to management of the Company the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee pre-approved all audit services provided to the Company by each independent registered public accounting firm engaged during the fiscal years ended December 31, 2023 and 2024.

The Board recommends that stockholders vote FOR
the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

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Audit Matters

Audit Committee Report
The Audit Committee operates under a written charter adopted by the Board of Directors and monitors the Company’s financial reporting process on behalf of the Board of Directors. This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process during 2024 and particularly with regard to the Company’s audited consolidated statements of financial condition as of December 31, 2024, and the related statements of operations, comprehensive loss, changes in stockholders’ deficit, and cash flows for each of the years in the three-year period ended December 31, 2024.
The Audit Committee believes it has taken the actions necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and SEC, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, and their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with PCAOB standards. The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by the PCAOB independence and ethics rule, Rule 3526, “Communication with Audit Committees Concerning Independence,” relating to the firm’s independence from the Company and its related entities, discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the firm’s provision of non-audit services with maintaining its independence. Management and the Company’s internal and independent auditors also made presentations to the Audit Committee throughout the year on specific topics of interest, that include but are not limited to:
•information technology systems, controls, and security
•critical accounting policies
•the impact of new accounting guidance
•compliance with internal controls required under Section 404 of the Sarbanes-Oxley Act
•compliance with Company’s Code of Conduct
•risk management initiatives and controls
•significant legal matters
•insider and related party transactions
Additionally, the Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plan for their respective audits.
Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
AUDIT COMMITTEE
Richard J. Rodgers, Chair
Gregg H. Alton, J.D.
Richard H. Douglas, Ph.D.
Margaret G. McGlynn, R. Ph.

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

NOVAVAX, INC. 2025 PROXY STATEMENT	69

STOCK OWNERSHIP INFORMATION

The following table sets forth certain information as of April 21, 2025, unless otherwise indicated, with respect to the beneficial ownership of our Common Stock by (i) each person (including any group) known to the Company to beneficially own more than 5% of the outstanding shares of our common stock; (ii) each director of the Company, (iii) each of the Named Executive Officers of the Company, as identified in the “Summary Compensation Table” of this Proxy Statement, and (iv) all directors and current executive officers of the Company as a group.

Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)	Percentage of Class Outstanding(3)
5% or Greater Stockholders
The Vanguard Group(4)	15,430,034	9.5%
BlackRock, Inc.(5)	13,450,411	8.3%
Shah Capital Management(6)	11,031,176	6.8%
Directors and Named Executive Officers
Gregg H. Alton, J.D.(7)	65,745	*
Richard H. Douglas, Ph.D.(8)	122,980	*
Rachel K. King(9)	87,330	*
Margaret G. McGlynn, R. Ph.(10)	62,528	*
David Mott(11)	102,530	*
Charles W. Newton	—	*
Richard J. Rodgers(12)	59,427	*
John W. Shiver, Ph.D.	—	*
John C. Jacobs(13)	462,555	*
James P. Kelly(14)	125,910	*
John J. Trizzino(15)	125,843	*
Elaine O'Hara(16)	95,674	*
Mark J. Casey, J.D.(17)	86,233	*
All directors and current executive officers as a group (14 persons)(18)	1,396,755	1%
*Less than 1%
(1)Each beneficial owner named in the table above (except as otherwise indicated in the footnotes below) has an address in c/o Novavax, Inc., 700 Quince Orchard Road, Gaithersburg, Maryland 20878.
(2)Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of the Common Stock. Unless otherwise indicated, each beneficial owner named in the table has sole voting and investment power over the shares beneficially owned. With respect to each person or group, percentages are calculated based on the number of shares of Common Stock beneficially owned, including shares that may be acquired by such person or group within 60 days of April 21, 2025 upon the exercise or vesting, as applicable, of stock options, RSUs, SARs, warrants, or other purchase rights.
(3)Percentages have been calculated based on 161,968,503 shares of the Common Stock outstanding as of April 21, 2025.
(4)As reported by the Vanguard Group (“Vanguard”) on Schedule 13G/A as filed on November 12, 2024. Vanguard is an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E). Beneficial ownership (and other information in this footnote) is as of September 30, 2024. Vanguard beneficially owns 15,430,034 shares of Common Stock, for which it has no sole voting power, shared voting power with respect to 224,741 shares of Common Stock, sole dispositive power with respect to 15,072,218 shares of Common Stock and shared dispositive power with respect to 357,816 shares of Common Stock. The principal office address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(5)As reported by BlackRock, Inc. (“BlackRock”) on Schedule 13G/A as filed on February 5, 2025. BlackRock is a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G). Beneficial ownership (and other information in this footnote) is as of December 31, 2024. BlackRock beneficially owns 13,450,411 shares of Common Stock, for which it has sole voting power with respect to 13,259,500 shares of Common Stock, sole

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Stock Ownership Information
dispositive power with respect to 13,450,411 shares of Common Stock, no shared voting power and no shared dispositive power. The principal office address of BlackRock is 50 Hudson Yards, New York, New York 10001.
(6)As reported on Schedule 13D/A as filed on May 20, 2024 jointly by Shah Capital Management, Inc. (“SCM”), Shah Capital Opportunity Fund LP (“SCO”) and Himanshu H. Shah (“Shah,” together with SCM and SCO, the “Shah Reporting Persons”). SCM beneficially owns 10,965,794 shares of Common Stock, for which it has no sole voting power, no sole dispositive power, and shared voting power and shared dispositive power with respect to 10,965,794 shares of Common Stock. SCO beneficially owns 10,300,000 shares of Common Stock, for which it has no sole voting power, no sole dispositive power, and shared voting power and shared dispositive power with respect to 10,300,000 shares of Common Stock. Shah beneficially owns 11,031,176 shares of Common Stock, of which he has sole voting power and sole dispositive power with respect to 65,382 shares of Common Stock and shared voting power and shared dispositive power with respect to 10,965,794 shares of Common Stock. SCM serves as the investment adviser to SCO. Shah serves as President and Chief Investment Officer of SCM. The principal office address of the Shah Reporting Persons is 2301 Sugar Bush Road, Suite 510, Raleigh, NC 27612.
(7)Includes 36,940 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025.
(8)Includes 68,640 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025.
(9)Includes 62,140 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025. Includes 2,200 shares of Common Stock indirectly owned by Ms. King as a result of shares held in trusts for the benefit of Ms. King’s children.
(10)Includes 36,940 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025.
(11)Includes 41,640 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025.
(12)Includes 34,737 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025.
(13)Includes 325,823 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025
(14)Includes 54,277 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025
(15)Includes 44,283 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025. Also includes 11,117 shares of Common Stock that would be acquired if Mr. Trizzino’s SARs that are exercisable or scheduled to vest within 60 days of April 21, 2025, were exercised at $6.01, the closing price of Novavax’s Common Stock on April 21, 2025 and settled in shares of Common Stock.
(16)Includes 38,193 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025
(17)Includes 54,2601 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025
(18)Includes 797,873 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 21, 2025. Also includes 11,117 shares of Common Stock that would be acquired if Mr. Trizzino’s SARs that are exercisable or scheduled to vest within 60 days of April 21, 2025, were exercised at $6.01, the closing price of Novavax’s Common Stock on April 21, 2025 and settled in shares of Common Stock.

NOVAVAX, INC. 2025 PROXY STATEMENT	71

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This Proxy Statement (“Proxy Statement”) is being furnished to stockholders in connection with the solicitation of proxies by the Board for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held:

WHEN	VIRTUAL WEBCAST	RECORD DATE
Friday, June 20, 2025 8:30 a.m. Eastern Time	www.virtualshareholdermeeting.com/NVAX2025	Stockholders of record at the close of business on April 21, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof
This Proxy Statement, the form of proxy, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) are being mailed or made available to our Record Date stockholders on or about April 29, 2025.

Why am I receiving these materials?
The Company has made these proxy materials available to you on the Internet or, upon your request, has delivered print versions of these proxy materials to you by mail, in order to provide you with information regarding the matters on which you may vote at the Annual Meeting. You are invited to attend the live virtual webcast of the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Can I access the materials on the Internet instead of receiving paper copies?
Yes, stockholders may access the Proxy Statement and the Annual Report via the Internet and vote online at www.proxyvote.com. On or about April 29, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to stockholders of record as of the close of business on the Record Date. We are furnishing our proxy materials to our stockholders on the Internet in lieu of mailing a printed copy of our proxy materials. You will not receive a printed copy of our proxy materials unless you request one. If you would like to receive a printed or electronic copy of the proxy materials, free of charge, you should follow the instructions for requesting such materials in the Notice. The Notice instructs you as to how you may access and review on the Internet all of the important information contained in these proxy materials or request a printed copy of those materials. The

Notice also instructs you as to how you may vote your proxy.

The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of printing and mailing annual meeting materials.

What is “householding” and how does it affect me?
The Company has adopted the process called “householding” for mailing annual meeting materials to stockholders who share the same address. These stockholders will have received a notice from their bank, broker, or other holder of record, indicating they will receive only one copy of this Proxy Statement and Annual Report.
If you own your shares through a bank, broker, or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement and Annual Report, either by contacting your bank, broker, or other holder of record at the telephone number or address provided in the above referenced notice, or contacting Novavax:

TELEPHONE	(240) 268-2000

MAIL	Novavax, Inc. Attention: Corporate Secretary 700 Quince Orchard Road Gaithersburg, Maryland 20878
If you request to begin or stop householding, you should provide your name, the name of your broker, bank, or other record holder, and your account information.

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Information about the Annual Meeting and Voting

What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will vote on the following matters:

Proposal

1	Election of three Class III directors to serve on the board of directors, each for a three-year term expiring at the 2028 Annual Meeting of Stockholders

2	Advisory vote to approve the compensation of our Named Executive Officers

3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025

4	Transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof
In addition, management will report on the Company’s performance during fiscal year 2024 and respond to questions from stockholders.

Who is entitled to vote?
The only class of stock of the Company entitled to vote at the Annual Meeting is its Common Stock. Only the record holders of shares of Common Stock at the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, there were 161,968,503 shares of Common Stock outstanding and entitled to be voted. Each share entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person virtually or represented by proxy, of the holders of one-third (33 1/3%) of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, (i) holders of a majority of the shares of Common Stock present in person virtually or represented by proxy at the Annual Meeting and entitled to vote or (ii) any officer entitled to preside at or to act as a secretary of the Annual Meeting have the power to adjourn the Annual Meeting, so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally scheduled. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when a broker, bank or other nominee who holds shares represented by a proxy has not received voting instructions with respect to a particular item and does not have discretionary authority to vote such shares on the item.

Why is the Company holding a virtual Annual Meeting?
In an effort to encourage greater stockholder participation at our Annual Meeting, this year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation, and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board of Directors or management. Similar to our in-person meetings, we may answer questions as they come in during the live Q&A session of the Annual Meeting, as well as address questions in advance, to the extent relevant to the business of the Annual Meeting as time permits.

How can I attend the virtual Annual Meeting?
The Annual Meeting will be held entirely online. To attend the live webcast of the Annual Meeting, you must demonstrate that you were a Novavax stockholder as of the close of business on April 21, 2025 or hold a valid proxy for the Annual Meeting from such a stockholder.
•To participate in the Annual Meeting live via the Internet you must register at www.virtualshareholdermeeting.com/NVAX2025 by 11:59 p.m. Eastern Time on June 19, 2025.

NOVAVAX, INC. 2025 PROXY STATEMENT	73

Information about the Annual Meeting and Voting
•On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at www.virtualshareholdermeeting.com/NVAX2025.
Even if you plan to attend the live virtual webcast of the Annual Meeting, we strongly encourage you to vote in advance by Internet, telephone, or mail so your vote will be counted. Please note that no members of management or the Board will be in attendance at the physical location. A replay of the meeting, as well as any questions pertinent to meeting matters and management’s answers, will be made publicly available on our investor relations website promptly after the Annual Meeting.

How do I vote?
You may vote using any of the following methods:

	Internet	Telephone	Virtual Device	Mail	During the Meeting
Registered Holders	Visit, 24/7 www.proxyvote.com	Dial toll-free, 24/7 1-800-690-6903	Scan the QR code available on your proxy card	Return a properly executed proxy card (if received by mail) in the postage-paid envelope provided	Attend the virtual meeting at www.virtualshareholdermeeting.com/NVAX2025 and follow the instructions provided during the Annual Meeting
Beneficial Owners (holders in street name)	The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee, so please follow the voting instructions in the materials you receive		Scan the QR code if one is provided by your broker, bank, or other nominee	Return a properly executed voting instruction form by mail, depending upon the methods your broker, bank, or other nominee makes available	Contact your broker, bank, or other nominee to request a legal proxy and voting instructions
Deadline	11:59 p.m. Eastern Time on June 19, 2025			Before the polls close at the Annual Meeting on June 20, 2025
Telephone or the Internet. The telephone and Internet voting procedures established by the Company for stockholders are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or other nominee. Therefore, we recommend you follow the voting instructions in the materials you receive.
At the live virtual webcast of the Annual Meeting. All stockholders may vote at the Annual Meeting. If you are a registered holder, you must register using the virtual 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank, broker or other record holder, you must provide a legal proxy from your bank, broker or other record holder during registration and you will be assigned a virtual 16-digit control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership such as a copy of your proxy card, voter instruction card, Notice of Internet Availability, or brokerage statement showing proof of your ownership of Common Stock as of April 21, 2025. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/NVAX2025.

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Information about the Annual Meeting and Voting

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
•Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
•Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to instruct your broker, bank, or other nominee how to vote your shares.

How does discretionary voting authority apply?
All properly executed proxies will be voted in accordance with the instructions of the stockholder. If you are a stockholder of record and you sign and return a proxy card without giving specific instructions, then the persons named as proxy holders, John C. Jacobs and Mark J. Casey, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting, including any floor proposals.
Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, and the election of directors, even if they are not contested.
Although the determination of whether a broker, bank or other nominee will have discretionary voting power for a particular matter is typically determined only after proxy materials are filed with the SEC, we expect that your broker, bank or other nominee will be permitted to vote your shares only with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2025 (Proposal 3), even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. Furthermore, we do not expect your broker, bank or other nominee to have authority, discretionary or otherwise, to vote your shares for the election of directors or the approval, on an advisory basis of the compensation of our Named Executive Officers, (Proposals 1 and 2), unless they receive proper instructions to do so from you in a timely manner.
In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the proxy card or voting instruction form.

NOVAVAX, INC. 2025 PROXY STATEMENT	75

Information about the Annual Meeting and Voting

What are the Board’s recommendations?

Proposal		Board Recommendation
1	Election of directors	FOR all nominees
2	The approval, on an advisory basis, of the compensation paid to our Named Executive Officers	FOR
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR

What is the voting requirement to approve each of the proposals?

Proposal		Vote Required	Broker Discretionary Voting Allowed	Impact of Abstentions and Broker Non-Votes	You May Vote
1	Election of directors	Majority of votes cast	No	No effect	FOR, AGAINST, ABSTAIN
2	The approval, on an advisory basis, of the compensation paid to our Named Executive Officers	Majority of votes cast	No	No effect	FOR, AGAINST, ABSTAIN
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	Majority of votes cast	Yes	No effect We do not expect any broker non-votes on this proposal.	FOR, AGAINST, ABSTAIN

Can I change my vote after I have voted?
Stockholders may revoke proxies at any time before they are exercised at the Annual Meeting by:
(a)signing and submitting a later-dated proxy to the Secretary of the Company
(b)delivering written notice of revocation to the Secretary of the Company
(c)voting electronically at the Annual Meeting
If you intend to revoke your proxy by such written notice, we advise that you also send a copy via email to ir@novavax.com with “Attention: Corporate Secretary” in the subject line. Attendance at the live virtual webcast of the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the stockholder’s proxy and vote at the live virtual webcast of the Annual Meeting.

Who will count the votes?
A representative of American Elections Services, our inspector of election, will tabulate and certify the votes.

Where can I find the voting results of the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

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Information about the Annual Meeting and Voting

Who bears the cost of solicitation of proxies?
The Company will bear the cost of soliciting proxies. This cost also includes support for the hosting of the live virtual webcast of the Annual Meeting. In addition to solicitations by mail, the Company’s directors, officers, and regular employees may, without additional remuneration, solicit proxies in person, by telephone, or by electronic transmission and/or facsimile transmission. The Company may also utilize the assistance of third parties in connection with our proxy solicitation efforts and will compensate such third parties for their efforts. The Company has retained Innisfree M&A to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of expenses that are not expected to exceed $25,000 in the aggregate. The Company will also request brokerage houses, custodians, nominees and fiduciaries or other similar organizations to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses, custodians, nominees and fiduciaries or other similar organizations for their reasonable expenses in connection with this distribution.

NOVAVAX, INC. 2025 PROXY STATEMENT	77

ADDITIONAL INFORMATION

Stockholder Proposals
STOCKHOLDER PROPOSALS FOR INCLUSION IN THE COMPANY’S PROXY STATEMENT
Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the Company’s 2026 Annual Meeting of Stockholders should follow the procedures prescribed in Rule 14a-8 under the Exchange Act and the Company’s By-laws. Those procedures require that the Company receive a stockholder proposal in writing at the Company’s principal executive offices no later than December 30, 2025. If the date of next year’s Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of this year’s Annual Meeting (June 20, 2026), then the deadline is the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

OTHER STOCKHOLDER PROPOSALS
Under the Company’s By-laws, stockholders who wish to include a proposal in the Company’s 2026 Annual Meeting of Stockholders (but do not wish to include such proposal in the Company’s proxy materials) must give the Company timely written notice. To be timely, the Company’s By-laws provide that such notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of this year’s Annual Meeting on June 20, 2025. However, in the event the date of the meeting is more than 30 days before or after the anniversary date of the prior year’s Annual Meeting of Stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.
In addition to being timely, any such notice must include the following information regarding each matter the stockholder proposes to bring before the Annual Meeting:
•a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting
•the name and address, as they appear on the Company’s books, of the stockholder proposing such business
•the number of shares of capital stock and other securities of the Company which are beneficially owned by the stockholder and each Stockholder Associated Person
•any derivative positions held of record or beneficially by the stockholder and any Stockholder Associated Person and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such stockholder or any Stockholder Associated Person with respect to the Company’s securities
•any material interest of the stockholder or any Stockholder Associated Person in such proposal
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2026.
For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means:
(i)any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company, and
(ii)any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.

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Additional Information
Please note that if the stockholder proposes to nominate a director for election to the Company’s Board, the stockholder must do so in accordance with the procedures for director nominations set forth in the Company’s By-Laws.

Other Matters
The Board knows of no other matters which will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.
* * *

The Board of Directors hopes stockholders will attend the live virtual webcast of the Annual Meeting. Whether or not you plan to attend, you are urged to complete, sign, date, and return the enclosed proxy in the accompanying envelope, or vote over the Internet or telephone as described therein. Your prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation is appreciated. Stockholders who attend the virtual webcast of the Annual Meeting may vote their stock personally even if they have sent in their proxies.

By Order of the Board of Directors,

MARK J. CASEY Executive Vice President, Chief Legal Officer and Corporate Secretary

Gaithersburg, Maryland
April 29, 2025

NOVAVAX, INC. 2025 PROXY STATEMENT	79

700 Quince Orchard Road, Gaithersburg, MD 20878 240-268-2000 | www.novavax.com Nasdaq: NVAX

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NOVAVAX, INC. 2025 PROXY STATEMENT	81

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V13565-P92816 For Withhold For Against Abstain For Against Abstain ! !!! !! !! !! ! !! NOVAVAX, INC. 21 FIRSTFIELD ROAD GAITHERSBURG, MD 20878 1b. Gregg H. Alton, J.D. 1c. Richard J. Rodgers 1a. John C. Jacobs The Board of Directors recommends you vote 1 YEAR for proposal 3 and FOR proposals 2, 4, 5 and 6. 2. The approval, on an advisory basis, of the compensation paid to our Named Executive Officers. 3. The approval, on an advisory basis, of holding future executive compensation advisory votes every three years, every two years, or every year. 4. Amendment to the Second Amended and Restated Certificate of Incorporation of Novavax, Inc., as amended, to reflect Delaware law provisions allowing officer exculpation. 5. Amendment and restatement of the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase the number of shares of common stock available for issuance thereunder by 6,170,000 shares. NOTE: To consider such other business as may properly come before the meeting or any adjournment or postponement thereof. 6. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board of Directors recommends you vote FOR the following: 1. Election of Class I directors to serve on the Board of Directors, each for a three-year term expiring at the 2026 Annual Meeting of Stockholders. Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOVAVAX, INC. ! !! !! 3 Years1 Year 2 Years Abstain ! !!! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NVAX2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V13566-P92816 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Materials are available at www.proxyvote.com. NOVAVAX, INC. Annual Meeting of Stockholders June 15, 2023 8:30 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) John C. Jacobs and John A. Herrmann III, or either of them, as proxies and attorneys-in-fact, each with the power to act without the other and to appoint his substitute, and hereby authorize(s) them to vote, as designated on the reverse side of the proxy card and in their discretion on such other business as may properly come before such meeting, all of the shares of Common Stock of Novavax, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, Eastern Time on June 15, 2023, and any adjournment or postponement thereof and otherwise to represent the stockholder(s) at such meeting with all powers possessed by the stockholder(s) if personally present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made but the card is signed, this proxy will be voted in accordance with the Board of Directors' recommendations, and the discretion of the proxies with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side